UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Open Lending Corporation
(Name of Registrant as Specified In Its Charter)
(Name of
Person
(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) below per Exchange Act Rules 14a-6(i)(1) and 0-11

April 11, 2024

Dear Stockholders of Open Lending:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Open Lending Corporation, a Delaware corporation (the “Company” or “Open Lending”), which will be held as a virtual meeting on May 22, 2024 at 10:00 a.m., Central Time. You may attend the meeting virtually via the Internet at www.proxydocs.com/LPRO, where you will be able to view the meeting live, vote electronically and submit questions. You will need the 12-digit control number, which is located on the Notice of Internet Availability that you received in the mail, on your proxy card or in the instructions accompanying your proxy materials, to attend the Annual Meeting. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

•	to elect three Class I directors for a three-year term;

•	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	to hold a nonbinding advisory vote on the compensation of our named executive officers; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxydocs.com/LPRO. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting that you received in the mail.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and cast your vote, regardless of the number of shares you hold.

If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on May 22, 2024. Your investment and continued interest in Open Lending are very much appreciated.

Sincerely,

Jessica Buss Chairman of the Board of Directors

Notice of 2024 Annual Meeting of Stockholders

Time:	10:00 a.m., Central Time

Date:	May 22, 2024

Place:	Online at www.proxydocs.com/LPRO

Purpose:

1.   To elect each of Eric A. Feldstein, Thomas K. Hegge and Gene Yoon as a Class I member of the board of directors, to serve until the Company’s 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.  To hold a nonbinding advisory vote to approve the compensation of our named executive officers; and

4.  To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date:	The board of directors has fixed the close of business on March 28, 2024 as the record date for determining stockholders entitled to notice of and to vote at the meeting. For information regarding how to access the names of registered stockholders entitled to vote at the Annual Meeting, please see the section titled “General Information.”

Meeting Admission:	All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to be able to attend the meeting, you will need the 12-digit control number, which is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Voting by Proxy:	If you are a stockholder of record, please vote via the Internet or, for shares held in street name, please vote in accordance with the voting instruction form you receive from your broker or nominee as soon as possible so your shares can be voted at the meeting. You may submit your voting instruction form by mail. If you are a stockholder of record, you may also vote by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

Matthew Stark
Chief Legal and Compliance Officer and Corporate Secretary

Austin, Texas

April 11, 2024

Important Notice Regarding the Internet Availability of Proxy Materials for the Company’s 2024 Annual Meeting of Stockholders to Be Held on May 22, 2024: The Notice of 2024 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at https://investors.openlending.com.

General Information

Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast and online stockholder tools. We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication.

When are the proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 11, 2024, we will begin mailing to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (i.e., held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee. The Annual Report on Form 10-K is available on our website at https://investors.openlending.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or around April 11, 2024. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card, and Annual Report on Form 10-K, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Who is soliciting my vote?

The board of directors of Open Lending Corporation (the “board of directors” or the “board”) is soliciting your vote for the 2024 Annual Meeting of Stockholders.

2024 Proxy Statement	1

General Information

Who is entitled to vote?

Holders of our common stock on the close of business on March 28, 2024 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, a total of 119,151,161 shares of common stock of the Company were outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders at least 10 days prior to our Annual Meeting at our principal executive offices located at 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746 during normal business hours, and at the Annual Meeting. The list will also be available to stockholders at www.proxydocs.com/LPRO during the Annual Meeting.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet. Access the website of the Company’s tabulator, www.proxydocs.com/LPRO, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

•

By Telephone. Call 1-866-870-6982 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

•

By Mail. Complete and mail a proxy card in the enclosed postage prepaid envelope to P.O. Box 8016, Cary, NC 27512-9903. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted FOR the director nominees named herein to the Company’s board of directors, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

2

General Information

•	By Internet at the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.proxydocs.com/LPRO.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How do I attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/LPRO. The webcast will start at 10:00 a.m. Central Time on May 22, 2024. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 12-digit control number, which is located on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/LPRO.

Will there be a question-and-answer session?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the Annual Meeting procedures and be pertinent to the Company, our stockholders, and the meeting matters.

•

If you wish to submit a question in advance of the Annual Meeting: After receiving the Notice of Internet Availability, the proxy card or the instructions accompanying the proxy materials, stockholders may submit questions, in writing, by following the instructions on the Annual Meeting website. To submit a question in advance of the meeting, beneficial owners must register in advance of the meeting.

•

If you wish to ask a question during the Annual Meeting: Log in to the Annual Meeting website and enter the control number included on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials when prompted.

Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Questions and answers to any pertinent questions not addressed during the meeting will be published following the meeting on our website at https://investors.openlending.com.

Will the Annual Meeting be available for replay?

A replay of the Annual Meeting will be made publicly available approximately 24 hours after the Annual Meeting at www.proxydocs.com/LPRO. The replay will be available for one year.

What matters am I voting on?

You will be voting on:

•	Proposal 1: the election of three Class I directors for a three-year term;

•	Proposal 2: the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

2024 Proxy Statement	3

General Information

•	Proposal 3: nonbinding advisory vote to approve the compensation of our named executive officers; and

•	Any other business that may properly come before the meeting or any adjournment thereof.

What are the Board of Directors’ recommendations on how to vote my shares?

The board of directors recommends a vote:

Proposal 1: FOR the election of the three Class I director nominees (page 24);

Proposal 2: FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (page 25); and

Proposal 3: FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers (page 27).

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR, WITHHOLD or AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1—Election of three Class I director nominees

The election of directors requires a plurality of the votes properly cast. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether because of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. Withheld votes and broker non-votes will have no effect on the outcome of this proposal.

Proposal 2—Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the votes properly cast to be approved. Abstentions will have no effect on the ratification, and we do not expect to have broker non-votes on this proposal.

Proposal 3—Nonbinding advisory vote approving the compensation of our named executive officers

The nonbinding advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect on the vote.

4

General Information

Could other matters be decided at the Annual Meeting?

The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the board of directors. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How do I vote shares held in street name?

If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting online during the Annual Meeting.

If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the virtual annual meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit Internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You will not be able to vote shares you hold in “street name” at the Annual Meeting; instead, you must instruct your bank, broker or other nominee in advance of the meeting.

Can I change my vote?

You may revoke your proxy at any time before it is voted by notifying the Chief Legal and Compliance Officer and Corporate Secretary in writing at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, in virtual attendance or represented by proxy, of holders of at least a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

2024 Proxy Statement	5

General Information

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual stockholder meeting log-in page. Technical support will be available starting at 9:40 a.m. Central Time on May 22, 2024 and will remain available until the Annual Meeting has ended.

Who should I call if I have any additional questions?

If you hold your shares directly, please call the Chief Legal and Compliance Officer and Corporate Secretary of the Company at (512) 892-0400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

6

Board of Directors and Corporate Governance

Board of Directors

Our board of directors currently consists of eight directors. Each of our directors will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. The authorized number of directors may be changed by resolution of our board of directors. Vacancies on our board of directors can be filled by resolution of our board of directors.

Our board of directors is divided into three classes, each serving staggered, three-year terms:

•

our Class I directors are Thomas K. Hegge, a designee of Nebula Holdings, LLC (“Nebula”), Gene Yoon, a designee of Bregal Sagemount I, L.P., and Eric A. Feldstein, with terms expiring at the 2024 annual meeting of stockholders;

•

our Class II directors are Adam H. Clammer, a designee of Nebula, Blair J. Greenberg, a designee of Bregal Sagemount I, L.P., and Shubhi Rao, with terms expiring at the 2025 annual meeting of stockholders; and

•	our Class III directors are Jessica Buss, Chairman of the Board of Directors, and John J. Flynn, with terms expiring at the 2026 annual meeting of stockholders.

As a result of the staggered board, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

Director Biographies

The following table sets forth information concerning our directors as of April 11, 2024. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the board of directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.

NAME	CLASS	AGE	POSITION	DIRECTOR SINCE	CURRENT TERM EXPIRES

Jessica Buss	III	53	Chairman of the Board of Directors	2020	2026

Adam H. Clammer	II	53	Director	2020	2025

Eric A. Feldstein	I	64	Director	2020	2024

John J. Flynn	III	68	Director	2020	2026

Blair J. Greenberg	II	42	Director	2020	2025

Thomas K. Hegge	I	39	Director	2023	2024

Shubhi Rao	II	57	Director	2020	2025

Gene Yoon	I	49	Director	2020	2024

2024 Proxy Statement	7

Board of Directors and Corporate Governance

Nominees for Director

Eric A. Feldstein Class I Director Age: 64 Director Since 2020 Board Committees: • Audit (Chair)

Biographical Information

Eric A. Feldstein has served on our board of directors since August 2020. Since October 2019, Mr. Feldstein has served as the Executive Vice President and Chief Financial Officer of New York Life Insurance Company. Prior to joining New York Life in 2019, Mr. Feldstein served as the Chief Financial Officer of Health Care Service Corporation from 2016 to 2019. From 2010 to 2016, he served as an Executive Vice President with American Express. Mr. Feldstein began his career in finance with General Motors where he held a variety of roles with increasing responsibility. He served as Treasurer from 1997 to 2002, and subsequently served as CEO of GMAC Financial Services from 2002 to 2008. Mr. Feldstein holds a Bachelor of Arts from Columbia University and Master of Business Administration from Harvard Business School.

We believe Mr. Feldstein is qualified to serve as a member of the board of directors because of his extensive public company experience.

Thomas K. Hegge Class I Director Age: 39 Director Since 2023 Board Committees: • Innovation and Development

Biographical Information

Thomas K. Hegge has served on our board of directors since July 2023. Mr. Hegge is a Director at True Wind Capital, a private equity fund manager focused on the technology industry. Mr. Hegge joined True Wind Capital in 2021. Prior to joining True Wind Capital, Mr. Hegge was the Managing Member of Great Plains Partners from 2018 to 2021. From 2014 to 2018, Mr. Hegge was an investor at Berylson Capital Partners, where he led investments in public equities and oversaw the firm’s private growth equity investments. Prior to joining Berylson, Mr. Hegge was with Advent International from 2009 to 2012, where he executed leveraged buyout transactions in the technology and business services sectors. From 2007 to 2009, Mr. Hegge worked in the investment banking division of Credit Suisse. Mr. Hegge holds a B.A. in Economics from Harvard College and an M.B.A. from Harvard Business School.

We believe Mr. Hegge is qualified to serve as a member of the board of directors because of his extensive investment and financial services experience.

8

Board of Directors and Corporate Governance

Gene Yoon Class I Director Age: 49 Director Since 2020 Board Committees: • Nominating and Governance (Chair)

Biographical Information

Gene Yoon has served on our board of directors since March 2016. Mr. Yoon has been the Managing Partner of Bregal Sagemount since 2012. Prior to founding Bregal Sagemount in 2012, he was the Head of Private Equity for the Americas Special Situations Group at Goldman Sachs from 2007 to 2012, where he focused on middle market growth equity investing. Before Goldman Sachs, Mr. Yoon served as a Partner at Great Hill Partners, a private equity firm specializing in the media, communications, technology, and business services sectors from 2001 to 2007. Earlier in his career, Mr. Yoon was Director of Corporate Development at Geocast Network Systems, Inc., a venture-backed technology infrastructure provider from 1999 to 2001. Mr. Yoon began his career at Donaldson, Lufkin & Jenrette in investment banking from 1997 to 1999. Mr. Yoon holds both a bachelor’s in economics and an MBA from The Wharton School at the University of Pennsylvania.

We believe that Mr. Yoon is qualified to serve as a member of our board of directors based on his extensive experience in the financial sector.

Continuing Directors

Jessica Buss Class III Director Age: 53 Director Since 2020 Board Committees: • Audit • Nominating and Governance • Innovation and Development (Chair)

Biographical Information

Jessica Buss has served on our board of directors since August 2020 and has served as chairman of our board of directors since July 2023. Ms. Buss is the chief executive officer of Argo Group International Holdings, Ltd, a subsidiary of Brookfield Reinsurance Ltd (NYSE, TSX: BNRE). She was previously the President, U.S. Insurance, of Argo Group from August 2022 until November 2023. Previously, Ms. Buss served as the president and chief executive officer of GuideOne Insurance Company from 2017 until her resignation in April 2022, and prior to that, she was senior vice president—Commercial and Specialty Lines at State Auto Insurance Companies. Ms. Buss held several other positions during her tenure at State Auto, including chief operating officer and chief financial officer of the company’s specialty subsidiary, and senior vice president of Specialty. Prior to joining State Auto, Ms. Buss was a member of a three-person team that raised the capital for the formation and start-up operations of Rockhill Holdings, a niche property and casualty business that was purchased by State Auto in 2009. She was also the chief financial officer for Citizens Property Insurance Corporation. In 2016, Ms. Buss was named one of Insurance Business’ Elite Women of the Year. Ms. Buss earned her bachelor’s degree in accounting from the University of Wisconsin and her Master of Business Administration from the University of Florida.

We believe Ms. Buss is qualified to serve as a member of the board of directors because of her extensive experience in the financial services sector.

2024 Proxy Statement	9

Board of Directors and Corporate Governance

Adam H. Clammer Class II Director Age: 53 Director Since 2020 Board Committees: • Compensation • Nominating and Governance

Biographical Information

Adam H. Clammer has served as a member of our board of directors since June 2020. Mr. Clammer is a Founding Partner and Co-CEO of True Wind and is responsible for all aspects of managing the firm. Prior to founding True Wind, Mr. Clammer was with Kohlberg Kravis Roberts & Co., which he joined in 1995. At KKR, Mr. Clammer founded and led the Global Technology Group from 2004 to 2013 and participated in investments across multiple industries. Mr. Clammer has served on the board of directors of AEP, Avago (Broadcom), GoDaddy, Jazz, Kodak, MedCath, NXP, as well as several private companies. Mr. Clammer currently serves as Chairman of the Board of LeadVenture, and is a director of e-Emphasys Technologies, Cellebrite (Nasdaq: CLBT), and Rover (NASDAQ: ROVR). Prior to joining KKR, Mr. Clammer worked in the Mergers & Acquisitions group at Morgan Stanley in New York and Hong Kong. Mr. Clammer is also a Trustee of the San Francisco Museum of Modern Art. Mr. Clammer holds a B.S. in Business Administration from the University of California, Berkeley and a Master of Business Administration from Harvard Business School, where he was a Baker Scholar.

We believe Mr. Clammer is qualified to serve as a member of the board of directors because of his experience in the financial sector.

John J. Flynn Class III Director Age: 68 Director Since 2020 Board Committees: • Innovation and Development

Biographical Information

John J. Flynn has served on our board of directors since 2000. Mr. Flynn previously served as the Chief Executive Officer of Open Lending from 2000 to 2022 and as President of Open Lending, LLC from April 2000 to August 2020. Mr. Flynn also served as President and Chief Executive Officer of Lenders Protection, LLC from 2003 until 2022 and as President of Insurance Administrative Services, LLC from 2011 until 2022, each a wholly owned subsidiary of Open Lending. Mr. Flynn previously served as Chief Executive Officer at Washington Gas Light Federal Credit Union in Springfield, VA from 1983 to 1994, and as Senior Vice President of Sales and Marketing for Good2cu.com, LLC from 1999 to 2000. In addition, Mr. Flynn formerly led marketing at The Equitable (Equitable Holdings, Inc.) from 1997 to 1999, where he spearheaded the design and execution of the firm’s national marketing program for the credit union industry. Mr. Flynn is the co-founder of Objective Advisors, Inc., a registered investment advisory firm dedicated to providing objective financial management services exclusively to credit unions and banks nationwide, where he served as a Board Member from 1995 to 2018; co-founder of The Finest Federal Credit Union, which serves the police and law enforcement agencies of New York City, where he served as Advisor from 2014 to 2019. Mr. Flynn holds a Bachelor of Arts degree in Accounting from Bloomsburg University.

We believe Mr. Flynn is qualified to serve as a member of our board of directors due to his more than 40 years of experience working in the credit union, banking and financial services industries.

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Blair J. Greenberg Class II Director Age: 42 Director Since 2020 Board Committees: • Compensation • Innovation and Development

Biographical Information

Blair J. Greenberg has served as a member of our board of directors since March 2016. Mr. Greenberg is also a partner at Bregal Sagemount (Bregal Sagemount Management, L.P.) and has been with the fund since January 2013. Prior to Bregal Sagemount, Mr. Greenberg worked at Technology Crossover Ventures (TCMI, Inc.) (“TCV”) from July 2006 to January 2013, where he focused on investing in technology and financial services companies. Prior to TCV, Mr. Greenberg worked for UBS Investment Bank (UBS Group AG) (“UBS”) in the Financial Institutions Group from July 2004 to June 2006. At UBS, Mr. Greenberg focused on mergers & acquisitions and capital raising transactions for financial technology, asset management, and specialty finance companies. Mr. Greenberg received a Bachelor of Sciences in Business Administration with a concentration in Finance from the Kelley School of Business at Indiana University Bloomington, and an MBA with concentrations in Finance, Management & Strategy, and Marketing from the Kellogg School of Management at Northwestern University.

We believe that Mr. Greenberg is qualified to serve as a member of our board of directors based on his extensive experience in the technology and financial services industry.

Shubhi Rao Class II Director Age: 57 Director Since 2020 Board Committees: • Audit • Compensation (Chair)

Biographical Information

Shubhi Rao has served on our board of directors since August 2020. Since 2020, Ms. Rao has served as the founder and Chief Executive Officer of Uplevyl, a membership only app created to support professional women. From 2018 to 2019, Ms. Rao served as the Chief Financial Officer and Chief Operating Officer of Dosh, a consumer app developer. She was vice president, treasurer and officer of Alphabet from 2016 to 2018 and group treasurer of Tesco PLC in London from 2014 to 2016. Ms. Rao began her career in finance at Ford Motor Company. She held several leadership roles within the Treasurer’s office including assistant treasurer of Ford of Europe. Ms. Rao serves on the boards of two think tanks—the International Center for Research on Women and the Center for Global Development. She is also the honorary member of the executive advisory council for the Federal Reserve Bank of San Francisco. Ms. Rao earned her B.S. in Computer Science Engineering from Michigan State University and an MBA from the University of Michigan, Ann Arbor.

We believe Ms. Rao is qualified to serve as a member of the board of directors because of her extensive public company experience.

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Board of Directors and Corporate Governance

Independence of our Board of Directors

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Messrs. Clammer, Feldstein, Greenberg, Hegge and Yoon and Mses. Buss and Rao meet independence standards under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”

Board Leadership Structure

Under our corporate governance guidelines, the board of directors does not require the separation of the offices of the chairman of the board of directors (the “Chairman”) and the Chief Executive Officer of the Company. These guidelines provide that the board of directors shall be free to choose its chairman in any way that it deems best for the Company at any given point in time. Jessica Buss currently serves as the Chairman of our board of directors, and Charles D. Jehl currently serves as the Interim Chief Executive Officer of the Company. The Company does not have a lead independent director. The board of directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Mr. Jehl to focus on operating and managing the Company while Ms. Buss can focus on leading our board of directors. The board of directors periodically reviews its leadership structure, taking into account the goals and objectives of the business and the long-term interests of the Company’s stockholders, and may make changes in the future.

The duties of the Chairman include the following:

•	Preside over and manage the meetings of our board of directors;

•	In consultation with the CEO and the other directors, schedule, approve and set the agenda for meetings of our board of directors and chair and lead the discussion at such meetings;

•	Speak on behalf of the board of directors when appropriate and necessary in direct communications with stockholders;

•	Serve as the board liaison to senior management;

•	Advise the CEO on strategic aspects of the business, including the Company’s long-term strategy;

•	Chair the Annual Meeting of Stockholders;

•	Provide guidance and oversight to management;

•	Consult in the preparation of agendas for board and committee meetings; and

•	Perform such other functions and responsibilities as requested by the board of directors from time to time.

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Board of Directors and Corporate Governance

Board Skills Matrix

Our board of directors is committed to ensuring that it has a relevant diversity of skills, background, and experience that we believe is integral to a well-functioning board. The following table summarizes those self-reported skills for each current director under several criteria we have identified as most relevant to our current business strategy:

SKILLS AND EXPERIENCE	MS. BUSS	MR. CLAMMER	MR. FELDSTEIN	MR. FLYNN	MR. GREENBERG	MR. HEGGE	MS. RAO	MR. YOON

Executive Leadership	✓	✓	✓	✓	✓	✓	✓

Finance/Accounting	✓	✓	✓		✓	✓	✓	✓

Operations	✓			✓

Business Development/M&A	✓	✓	✓	✓	✓	✓		✓

Strategic Planning	✓	✓	✓		✓	✓	✓	✓

Sales/Marketing				✓

Legal/Government Relations	✓

Risk Management	✓	✓	✓		✓	✓	✓	✓

Human Capital/Human Resources							✓	✓

Corporate Governance	✓	✓				✓	✓	✓

SaaS/Technology		✓			✓	✓	✓	✓

Insurance	✓		✓		✓	✓	✓	✓

Automotive Industry Experience			✓				✓

Consumer Finance/Lending			✓	✓	✓		✓	✓

Regulatory & Compliance	✓						✓

Credit Unions				✓			✓

Banking/Financial Institutions			✓	✓	✓		✓

Audit Committee Financial Expert	✓		✓				✓

Public Company Board Experience	✓	✓					✓	✓

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Board of Directors and Corporate Governance

Board Diversity Matrix (as of April 11, 2024)

TOTAL NUMBER OF DIRECTORS: 8
	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER

Part I: Gender Identity

Directors	2	6

Part II: Demographic Background

African American or Black	0	0

Alaskan Native or Native American	0	0

Asian	1	1

Hispanic or Latino	0	0

Native Hawaiian or Pacific Islander	0	0

White	1	5

Two or More Races or Ethnicities	0	0

LGBTQ+			0

Did Not Disclose Demographic Background			0

Board Meetings and Attendance

Our board of directors held five meetings during the fiscal year ended December 31, 2023. Each of the directors except for Gene Yoon attended at least 75% of the meetings of the board of directors and the committees of the board of directors on which he or she served during the fiscal year ended December 31, 2023 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). The Company encourages its directors to attend the Annual Meeting of Stockholders. All nine of the directors then serving on our board of directors attended the Company’s 2023 annual meeting.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. In addition, on July 27, 2023, the Board established an innovation and development committee. Each of the committees reports to the board of directors as it deems appropriate and as the board of directors may request. The composition, duties and responsibilities of these committees are set forth below. In the future, our board of directors may establish other committees, as it deems appropriate, to assist it with its responsibilities. For so long as Nebula has a right to nominate a director to our board of directors, each of our compensation committee and the nominating and corporate governance committee shall include one of the directors nominated by Nebula.

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The table below highlights the membership of each committee along with the number of meetings held during 2023:

NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	INNOVATION AND DEVELOPMENT COMMITTEE

Jessica Buss	X		X	Chair

Adam H. Clammer		X	X

Eric A. Feldstein	Chair

John J. Flynn				X

Blair J. Greenberg		X		X

Thomas K. Hegge				X

Shubhi Rao	X	Chair

Gene Yoon			Chair

Total Meetings Held in 2023	4	4	4	1

Audit Committee

Jessica Buss, Eric A. Feldstein, and Shubhi Rao serve as members of the audit committee, with Mr. Feldstein serving as the chair. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each member of the audit committee is independent as defined under applicable SEC and Nasdaq rules. All of the members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, each of the members of our audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

The audit committee provides assistance to our board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. Our board of directors has adopted a written charter for the audit committee, which is available on our website.

Compensation Committee

Adam H. Clammer, Blair J. Greenberg, and Shubhi Rao serve on the Company’s compensation committee, with Ms. Rao serving as the chair. Each member of our compensation committee is independent, as defined under the Nasdaq listing rules, and satisfies Nasdaq’s additional independence standards for compensation committee members. Each member of our compensation committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

The compensation committee determines our general compensation policies and the compensation provided to our officers. The compensation committee also makes recommendations to our board of directors regarding director compensation. In addition, the compensation committee reviews and determines share-based compensation for our directors, officers, employees and consultants and administers our equity incentive plans. Our compensation committee also oversees our corporate compensation programs. Our board of directors has adopted a written charter for the compensation committee, which is available on our website.

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Board of Directors and Corporate Governance

Nominating and Corporate Governance Committee

Jessica Buss, Adam H. Clammer, and Gene Yoon serve on the Company’s nominating and corporate governance committee, with Mr. Yoon serving as the chair. Each member of our nominating and corporate governance committee is independent as defined under the Nasdaq listing rules.

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning corporate governance matters. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website.

Innovation and Development Committee

Jessica Buss, John J. Flynn, Blair J. Greenberg, and Thomas K. Hegge serve on the Company’s innovation and development committee, with Ms. Buss serving as the chair.

The primary purposes of the innovation and development committee are to facilitate streamlined collaboration with management on its proposed growth initiatives for the Company and ensure a smooth transition of the Chairman role from Mr. Flynn to Ms. Buss. The innovation and development committee has also taken a lead role in evaluating the Company’s existing and prospective insurance carrier relationships, including providing support in connection with the signing of an affiliate of Core Specialty Insurance Holdings, Inc. as the Company’s newest insurance carrier on February 15, 2024.

Identifying and Evaluating Director Nominees

The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The nominating and corporate governance committee has a policy regarding the consideration of director candidates recommended by stockholders and will consider director candidates recommended by a stockholder in the same manner as all other candidates recommended by other sources. A stockholder may recommend a candidate at any time of the year by writing to the Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

The board of directors approves minimum qualifications and other criteria for board membership from time to time and has approved the following minimum qualifications to be satisfied by any nominee for a position on the board: high standards of personal and professional ethics and integrity, proven achievement and competence in the

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nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing board, the ability to assist and support management and make significant contributions to the Company’s success, and an understanding of the fiduciary responsibilities that is required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Additionally, the board of directors considers all facts and circumstances that it deems appropriate or advisable in considering director candidates, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience, whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation or other background characteristics, his or her independence and the needs of the board of directors.

Communication with the Directors of Open Lending

Any interested party with concerns about our Company may report such concerns to the board of directors or the Chairman of our board of directors or nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Open Lending Corporation

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

Attn: Chief Legal and Compliance Officer and Corporate Secretary

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, supplier, or other interested party.

A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-management directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Role of Our Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process, including our enterprise risk management program. While the Company’s senior management team is responsible for the Company’s day-to-day risk management, our board of directors is responsible for ensuring that the risk management processes implemented by management are functioning as intended. Our board of directors is also responsible for monitoring and assessing strategic risk exposure.

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Board of Directors and Corporate Governance

While the full board of directors has overall responsibility for risk oversight, the board of directors has delegated oversight responsibility related to certain risks to the audit committee, the compensation committee, and the nominating and corporate governance committee.

•

Audit Committee. Our audit committee is responsible for considering and discussing our major financial, regulatory and compliance risk exposures and the steps our management has taken to monitor and control these exposures. Our audit committee is also responsible for reviewing with management the process by which risk assessment and management is undertaken, monitoring compliance with legal and regulatory requirements, and reviewing the adequacy and effectiveness of our internal controls over financial reporting.

•

Compensation Committee. Our compensation committee assesses and monitors potential material risks related to our compensation policies and programs. Our compensation committee also oversees practices, policies and strategies related to human capital management, including recruiting, retention and talent development.

•

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for periodically evaluating our Company’s corporate governance policies and systems in light of the governance risks that our Company faces, and the adequacy of our Company’s policies and procedures designed to address such risks.

The Company’s senior management team regularly reports to and advises our board of directors and its committees of key risks and the status of ongoing efforts to address these risks, through our enterprise risk management program and otherwise.

Role of Our Board of Directors in Oversight of Strategy

One of the primary responsibilities of our board of directors is the oversight of management’s establishment and execution of the Company’s long-term corporate strategy, including evaluating key market opportunities, consumer and market trends, competitive developments and the associated risks. Our board of directors oversees strategy and associated risk through constructive engagement with senior management. The diverse mix of skills, experiences and backgrounds our directors possess helps facilitate strong oversight of the Company’s long-term corporate strategy. Our board of directors regularly reviews with management the Company’s long-term corporate strategy and key commercial and strategic initiatives and risks and provides input to senior management.

Sustainability and Corporate Responsibility

At Open Lending, our mission is to change lives by making transportation more affordable. We achieve this by facilitating automotive consumer loan creation and maintenance for underserved near-prime and non-prime borrowers through the use of our lending enablement and risk analytics solutions. We believe our corporate purpose integrates sustainability and corporate responsibility, which is reinforced by how we run our business with an emphasis on integrity, quality, respect, teamwork, perseverance, and accountability. By doing so, we promote operational excellence and the long-term interests of the Company and our stakeholders, including our stockholders.

Our board of directors’ primary duty is to oversee our corporate strategy, which includes the responsibility to monitor and advise on environmental, social and governance (“ESG”) factors that may impact our day-to-day operations and long-term performance. Corporate responsibility is governed from the most senior levels to each of our employees. Our Chief Legal and Compliance Officer has spearheaded the formalization of our corporate responsibility activities. During the past two years, we conducted a comprehensive analysis to determine our most salient ESG risks and opportunities and established a sustainability working group that has formalized our policies, practices, and procedures. This process culminated in the publication of our ESG report in December 2023. This report identified several key priorities, including financial access, business ethics and compliance, data privacy and security, and human capital management.

To learn more about our sustainability and corporate responsibility efforts, please view our ESG report on the Investor Relations section of our website at investors.openlending.com.

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Board of Directors and Corporate Governance

Financial Access

Our flagship proprietary Lenders Protection Program (“LPP”) is a cloud-based automotive lending platform that facilitates automotive financing opportunities for underserved borrowers. LPP enables lenders to expand their lending guidelines to offer loans to borrowers with lower credit scores and supports the full transaction lifecycle, from the initial application process to advanced data analytics. Our LPP risk models use a proprietary score in assessing and pricing risk on automotive loan applications and combines credit bureau data and Fair Credit Reporting Act (“FCRA”) compliant alternative consumer data to assess risk more effectively and to determine the appropriate insurance premium for any given loan application. We seek to provide outstanding products and unsurpassed service to our customers and the consumers they serve in an effort to make the automotive loan space more competitive, which may result in more attractive loan terms that benefit the consumer.

Business Ethics and Compliance

We are committed to high standards of integrity and ethics in the way we conduct our business. Our board of directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of ethics is available on our website. We intend to disclose future amendments to certain provisions of our code of ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website.

Data Privacy and Security

Our business necessitates the collection and storage of consumers’ personally identifiable information (“PII”). As such, cybersecurity and data privacy are a top concern for us. As a preventative measure, we implemented certain policies and procedures that guide our day-to-day operations:

•	Data Classification Guidelines

•	Data Retention and Archival Policy

•	Incident Response Plan

•	Cyber Security Incident Response Handling Guide

•	Employee Security Policy

•	Encryption Policy

•	Server and Workstation Hardening Policy

•	Monitoring and Intrusion Detection Policy

•	Patch Management Policy

In addition to internal audits, we conduct bi-annual penetration tests against our application through various third parties throughout the year to maintain our SOC II compliance. We also perform an annual evaluation of our alignment with the U.S. Commerce Department’s National Institute of Standards and Technology framework. Our employees are a key element of our cybersecurity and data privacy defenses. We administer mandatory and regular awareness programs for employees on cybersecurity. We require all new employees to complete security awareness training upon hire, and existing employees must complete security awareness training annually thereafter. We also conduct internal incident response tests, phishing campaigns, and other security-enhancing exercises throughout the year. Our PII Statement succinctly summarizes the measures we have put in place to mitigate the risk of PII exposure.

Human Capital Management

Our mission-driven culture is supported by our focus on employee input and well-being. We believe collaboration and acting with respect is essential to reaching our goals, promoting a team-based approach, and building strong relationships with our customers, partners, communities, and one another. We support the growth and development

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Board of Directors and Corporate Governance

of our employees through continual learning and career development opportunities. We offer internally developed training programs, customized corporate training engagements, educational reimbursement programs, and ongoing performance and development conversations. We recognize and reward our employees for their contributions, including granting equity to the majority of our employees, which gives them the opportunity to participate in our success. We promote the health and wellness of our employees by encouraging work-life balance, offering flexible work schedules, parental leave and an on-site gym, keeping the employee portion of health care premiums to a minimum, and sponsoring various wellness programs. In addition, each of our employees is expected to adhere to our Code of Business Conduct and Ethics and has avenues to report inappropriate behavior.

In 2023, our CEO led quarterly townhall meetings that all our employees were able to join to stay informed of key business activities and to participate in a Q&A session with senior management. In addition, in 2023 we conducted our first employee engagement survey, which will help us collect actionable insights that will assist us in understanding what we do well as well as areas of potential improvement.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past. None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees.

Stockholder Outreach

To help ensure the continued delivery of sustainable, long-term value to our stockholders, senior members of our management team as well as members of our board of directors engage in proactive stockholder outreach several times per year. This outreach includes engagement through the proxy season and in connection with our sustainability reporting, in addition to our regular dialogue with stockholders and potential investors throughout the year. We recognize the value of the feedback process and intend to continue regular stockholder engagement activities to gain their perspective firsthand, which in turn will help to influence and inform our policies, practices, and procedures.

Since the Company’s 2023 annual meeting, we have invited stockholders representing approximately 50% of our outstanding shares to engage in conversations on a variety of topics. Of those we contacted, stockholders representing approximately 15% of our outstanding shares participated in meetings and offered us valuable insights on topics such as board oversight, corporate governance, executive compensation, our financial performance, and sustainability.

In response to stockholder feedback we have received, we have taken the following actions:

•

We have made important changes to our 2023 executive compensation, including with respect to how we pay annual cash bonuses to our executive officers and the performance objectives underlying certain of our equity compensation awards, as further discussed in “Executive Compensation—Compensation Discussion and Analysis” below.

•

We have engaged in conversations regarding board composition and succession planning and provided greater transparency regarding board skills and experience, including through the inclusion of our inaugural board skills matrix in this proxy statement.

•	We have enhanced our sustainability reporting.

20

Director Compensation

On July 27, 2023, our board of directors amended and restated the Non-Employee Director Compensation Policy (as so amended and restated, the “Director Compensation Policy”). Our board of directors, upon the recommendation of the compensation committee in consultation with an independent outside consultant, Arthur J. Gallagher & Co. (“Gallagher”), adopted several changes to the Director Compensation Policy, including the following:

•	Add an annual cash retainer for the Chairman of $50,000;

•	Add an annual restricted stock unit award for the Chairman of $100,000;

•	Add annual cash retainers for the chair of the innovation and development committee of $150,000 and for the members of the innovation and development committee of $15,000; and

•	Add an annual restricted stock unit award for the chair of the innovation and development committee of $125,000.

The compensation committee recommended these changes to reflect Ms. Buss’s expanded role on our board of directors, both as Chairman and as chair of the innovation and development committee. Our board believes that Ms. Buss’s extensive background in the areas of finance, risk, and insurance will be an invaluable asset as the Company evaluates proposed growth initiatives. Moreover, our board of directors believes that the Director Compensation Policy as a whole will allow it to attract and retain high-quality director candidates while ensuring that the interests of the board of directors and the Company’s stockholders are aligned.

The Director Compensation Policy is designed to enable the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries (“Outside Directors”). Members of the board of directors who are employed by or otherwise affiliated with any private equity firm or company that is an investor in the Company (“Investor Directors”), including the directors designated by Bregal Sagemount I, L.P. and Nebula, are not eligible to receive any cash retainers or other form of compensation in connection with their service on the board.

Cash Retainers

Under the Director Compensation Policy, Outside Directors (other than directors who serve on the board pursuant to the terms of an investor rights agreement, or Investor Directors) are eligible to receive cash retainers (which are pro-rated based on the number of actual days served by the director on the board of directors or applicable committee during such calendar quarter or year) as set forth below:

Annual Retainer for Board Membership
Annual service on the board of directors	$50,000
Additional Annual Retainer for the Chairman	$50,000
Additional Annual Retainers for Committee Chairs
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Innovation and Development Committee Chair	$150,000
Additional Annual Retainers for Committee Members
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000
Innovation and Development Committee	$15,000

Chairman retainers, committee chair retainers, and committee member retainers are in addition to retainers for board membership.

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Director Compensation

Initial Grants of Restricted Stock Units

In addition, the Director Compensation Policy provides for an initial, one-time restricted stock unit award (“Initial Award”), with a grant date value of $50,000 to each new Outside Director (other than an Investor Director) upon his or her election to the board, which will vest in full on the first anniversary of the date of grant. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company and the Initial Award will be forfeited. If a new Outside Director joins the board on a date other than the date of the Annual Meeting of Stockholders of the Company, then such Outside Director may be granted a pro-rata portion of the Initial Award based on the time between such Outside Director’s appointment and the next Annual Meeting (provided, that for any Outside Director who served on the board during the calendar year the Director Compensation Policy is adopted, no such proration will apply to the Initial Award). Grants will be made as soon as administratively practicable following such Outside Director’s appointment to the board.

Annual Grants of Restricted Stock Units

Following the Annual Meeting, each continuing Outside Director (other than an Investor Director), other than a director receiving an Initial Award, will receive an annual restricted stock unit award (“Annual Award”) with a grant date value of approximately $100,000. In addition, the Chairman will receive an additional annual award with a value of approximately $100,000, and the innovation and development committee chair will receive an additional annual award with a value of approximately $125,000.

Each of these awards will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting. All vesting will cease if the director resigns from the board or otherwise ceases to serve as a director of the Company, unless the board determines that the circumstances warrant continuation of vesting. All outstanding equity awards held by an Outside Director will become fully vested and nonforfeitable upon a “sale event” (as defined in the Company’s 2020 Incentive Stock Option and Incentive Plan (the “2020 Plan”)).

We reimburse for all reasonable out-of-pocket expenses incurred by non-employee members of our board of directors for their attendance at meetings of the board or any committee thereof.

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2023.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(2)(3)	TOTAL ($)
Jessica Buss	$182,500	$324,980	$507,480
Adam H. Clammer	—	—	—
Eric A. Feldstein	$65,000	$99,994	$164,994
John J. Flynn	$57,500	$99,994	$157,494
Blair J. Greenberg	—	—	—
Thomas K. Hegge	—	—	—
Shubhi Rao	$73,125	$99,994	$173,119
Gene Yoon	—	—	—
William Heldfond	—	—	—

(1)

Amounts reported represent the aggregate grant date fair value of the restricted stock units granted during the year ended December 31, 2023 under our 2020 Plan as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

22

Director Compensation

(2)

Notwithstanding the respective restricted stock unit vesting schedules, all the restricted stock units are subject to full accelerated vesting upon a “sale event” (as defined in our Director Compensation Policy).

(3)

As of December 31, 2023, Ms. Buss held 30,250 restricted stock units, and each of our other Outside Directors other than Investor Directors held 10,162 restricted stock units. These restricted stock units will vest on the earlier of (a) the first anniversary of the grant date and (b) the Annual Meeting, subject to the director’s continued service through such date.

2024 Proxy Statement	23

Proposal 1: Election of Three Class I Director Nominees

Our board of directors is divided into three classes, with one class standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Eric A. Feldstein, Thomas K. Hegge, and Gene Yoon are the directors whose terms expire at the Annual Meeting and each of them has been nominated for and has agreed to stand for re-election as a Class I director of the Company until the 2027 annual meeting and until his or her successor is duly elected and qualified. Our articles of incorporation provide that the size of our board of directors will be determined from time to time by resolution of our board of directors. The board of directors currently consists of eight members.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the board of directors will be voted for the election of the director nominees listed below. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Information relating to the director nominee and each continuing director, including his or her period of service as a director of the Company, principal occupation and other biographical material is described in the section titled “Board of Directors and Corporate Governance.”

Voting Requirement to Approve Proposal

For Proposal 1, the three nominees receiving the plurality of votes properly cast will be elected as directors.

The board of directors unanimously recommends that you vote FOR each director nominee for Class I director: Eric A. Feldstein, Thomas K. Hegge, and Gene Yoon (Proposal 1 on your proxy card).

24

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, independent registered public accounting firm, has been selected by the audit committee as auditors for the Company for the fiscal year ending December 31, 2024. Ernst & Young LLP has served as the independent registered public accounting firm for the Company since 2020. A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of Ernst & Young LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions will have no effect on the ratification, and we do not expect to have broker non-votes on this proposal. If the stockholders do not ratify the selection, the audit committee will reconsider whether to retain Ernst & Young LLP, but still may retain the firm. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by the Company for the fiscal years ended December 31, 2023 and 2022.

FEE CATEGORY	YEAR ENDED DECEMBER 31, 2023	YEAR ENDED DECEMBER 31, 2022
Audit Fees(2)	$1,400,000	$1,235,000
Audit-Related Fees
Tax Fees(3)	$406,551	$305,870
All Other Fees

Total	$1,806,051	$1,540,870

(1)	Fees paid to Ernst & Young LLP.
(2)	“Audit Fees” consist of fees for the audit of our annual consolidated financial statements.
(3)	“Tax Fees” consist of fees billed for professional services rendered for federal and general state income tax compliance and routine on-call advisory services tax advice.

Pre-Approval Policies and Procedures

The Company’s audit committee has adopted procedures requiring the pre-approval of all non-audit services performed by the Company’s independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

2024 Proxy Statement	25

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The standard applied by the audit committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid for such services and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

For Proposal 2, the affirmative vote of a majority of the votes properly cast is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The board of directors unanimously recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm (Proposal 2 on your proxy card).

26

Proposal 3: Advisory Vote Approving the Compensation of our Named Executive Officers

In accordance with SEC rules, we are seeking an advisory vote from our stockholders to approve, on a nonbinding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are nonbinding and advisory in nature, our board of directors intends to consider carefully the results of this vote. We currently hold the say-on-pay vote annually and expect that the next say-on-pay vote will occur at the 2025 annual meeting of stockholders.

The board of directors is presenting this proposal, which gives stockholders the opportunity to endorse or not endorse our executive compensation program, on a non-binding advisory basis, by voting on the following resolution:

“RESOLVED, that the compensation paid to Open Lending’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.”

As described in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation programs and underlying principles, as developed and administered by the compensation committee, are designed to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

In considering your vote, you may wish to review with care the information on our compensation policies and decisions regarding our named executive officers presented in the Compensation Discussion and Analysis starting on page 31.

Voting Requirement to Approve Proposal

For Proposal 3, the affirmative vote of a majority of the votes properly cast is required to approve the advisory vote on the compensation of our named executive officers.

However, because this is an advisory vote and therefore not binding on our board of directors or the Company, the vote on this proposal will not affect any compensation already paid or awarded to any named executive officer and will not overrule any decisions made by our board of directors or the compensation committee. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors. Even so, our board of directors and the compensation committee highly value our stockholders’ opinions and will consider the results of this advisory vote when making future executive compensation decisions.

The board of directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers (Proposal 3 on your proxy card).

2024 Proxy Statement	27

Audit Committee Report

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the board of directors of the Company. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. In addition, each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated each of Mr. Feldstein, Ms. Buss, and Ms. Rao as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the board of directors.

The audit committee’s general role is to assist the board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2023 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Ernst & Young LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC standards.

In addition, the audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in its Annual Report on Form 10-K for the year ended December 31, 2023.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Respectfully submitted by the
Audit Committee,

Eric A. Feldstein, Chair Jessica Buss Shubhi Rao

28

Executive Officers

The following table sets forth information regarding our executive officers, as of April 11, 2024:

NAME	AGE	POSITION
Charles D. Jehl	55	Chief Financial Officer, Chief Operating Officer, and Interim Chief Executive Officer
Cecilia Camarillo	56	Chief Accounting Officer
Sarah Lackey	41	Chief Technology Officer
Thinh Nguyen	46	Chief Information Officer
Matthew R. Roe	41	Chief Revenue Officer
Shawna Kelley Shelor	51	Chief People Officer
Matthew S. Stark	51	Chief Legal and Compliance Officer and Corporate Secretary

Executive Officers

Charles D. Jehl has served as the Chief Financial Officer of Open Lending since August 2020 and as Chief Operating Officer and Interim Chief Executive Officer since March 2024. Prior to his appointment, Mr. Jehl served as a consultant to the Company since April 2020. From 2015 through 2019, Mr. Jehl served as Chief Financial Officer and Treasurer of Forestar Group Inc., NYSE-listed company (“Forestar Group”). Prior to that, Mr. Jehl served in other executive positions with Forestar Group, including as Chief Accounting Officer from 2005 to 2013. Mr. Jehl is a Certified Public Accountant licensed in the state of Texas and a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. He holds a Bachelor of Arts degree in Accounting from Concordia University at Austin.

Cecilia Camarillo has served as the Chief Accounting Officer of Open Lending since August 2021. Prior to her appointment, Ms. Camarillo spent seven years from August 2013 to February 2021 at Parsley Energy Inc. (“Parsley”), a NYSE-listed company, in leadership roles including Controller and Senior Vice President of Accounting. Prior to Parsley, Ms. Camarillo served as Director of Tax for Concho Resources Inc., a NYSE-listed company. Ms. Camarillo is a Certified Public Accountant licensed in the state of Texas and holds a B.B.A. in Accounting from West Texas A&M University.

Sarah Lackey has served as the Chief Technology Officer since August 2020. Prior to her appointment as Chief Technology Officer, Ms. Lackey served as the Company’s Senior Vice President of IT Operations from November 2019 to August 2020, and in various other roles in the Company’s technology department from 2016. Prior to Open Lending, Ms. Lackey served as Vice President and co-owner of SJB Industries DBA Bates Painting. Previously, she spent over 10 years at Hewlett-Packard in software engineering. She holds a Bachelor’s degree in Computer Science from Texas A&M University.

Thinh Nguyen has served as the Chief Information Officer of Open Lending since November 2022. Prior to his appointment, Mr. Nguyen was the Chief Information Officer of Amerifirst Home Mortgage from April 2021 to November 2022. Previously, Mr. Nguyen served as the CIO of Servicing Technology for Flagstar Bank from April 2019 to April 2021. Mr. Nguyen holds a Bachelor of Science degree in Management Information Systems from the University of Texas at Arlington and an M.B.A. from Southern Methodist University’s Cox School of Business.

Matthew R. Roe has served as the Chief Revenue Officer of Open Lending since October 2019. Mr. Roe has been with Open Lending since 2007 and has worked in a variety of roles across the marketing, implementation, operations, finance and IT systems divisions, including as Marketing Manager from September 2010 to April 2016, National Accounts Manager from January 2013 to December 2016, Regional Vice President of Sales from April 2016 to October 2017 and Senior Vice President from October 2017 to October 2019. Mr. Roe has more than ten years of experience working with the Open Lending’s marketing, account management, sales and product teams. Mr. Roe holds a Bachelor of Arts degree from Texas State University.

2024 Proxy Statement	29

Executive Officers

Shawna Kelley Shelor has served as the Chief People Officer of Open Lending since October 2023. Prior to her appointment, Ms. Shelor spent over six years at Baker Hughes. Ms. Shelor held several positions at Baker Hughes, including Executive Director, Enterprise Talent & Capabilities from October 2022 to September 2023; Global Director, Digital Talent & DEI from April 2021 to October 2022; Global Director, Talent & Organization from August 2020 to April 2021; Head of Executive Development and D&I from April 2019 to August 2020; Head of Executive Development from January 2019 to August 2020; Executive HR: Talent & Global Projects Director from July 2017 to August 2020; and HR Director North America Land from December 2016 to July 2017. In addition, Ms. Shelor held talent and human resources leadership positions at both Equinor and BP. Ms. Shelor holds both a B.A. in Speech Communications and an M.A. in Labor & Industrial Relations from the University of Illinois Urbana-Champaign.

Matthew S. Stark has served as the Chief Legal and Compliance Officer and Corporate Secretary of Open Lending since November 2023. Prior to that, Mr. Stark served as General Counsel and Corporate Secretary of Open Lending since January 2021. Prior to his appointment, Mr. Stark served as General Counsel and Senior Vice President of Forestar Group Inc., a NYSE-listed company, from October 2015 to January 2021. Prior to that, Mr. Stark served as the Assistant General Counsel of David Weekley Homes from November 2013 to October 2015 and as the Senior Regional Counsel of KB Home, a publicly traded national homebuilder, from March 2006 to November 2013. Mr. Stark holds a B.A. in History from the University of Utah and a J.D. from the University of Texas School of Law.

30

Executive Compensation

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (CD&A) describes our executive compensation philosophy and the material components of the executive compensation program offered to our named executive officers (“NEOs”) for 2023.

Our named executive officers for 2023 are the following persons:

•	Keith A. Jezek, our former Chief Executive Officer;

•	Charles D. Jehl, our Chief Financial Officer;

•	Thinh Nguyen, our Chief Information Officer;

•	Matthew R. Roe, our Chief Revenue Officer; and

•	Matthew S. Stark, our Chief Legal and Compliance Officer and Corporate Secretary.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt could vary significantly from our historical practices and currently planned programs summarized in this discussion.

Leadership Changes

Keith A. Jezek terminated employment as our Chief Executive Officer and resigned as a member of our board of directors effective as of March 22, 2024. In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Charles D. Jehl was appointed Interim Chief Executive Officer and Chief Operating Officer, effective March 22, 2024, in addition to retaining his role as Chief Financial Officer.

Matthew S. Stark was promoted to Chief Legal and Compliance Officer, effective November 15, 2023.

Shawna Kelley Shelor was appointed Chief People Officer, effective October 9, 2023.

2023 Compensation Updates

In 2023, we made the following changes to our executive compensation program:

•

We included all of our executive officers in the Bonus Plan (defined below), which relies on Company performance targets relating to financial, strategic, and operational measures or objectives, as determined in advance by the board in its discretion, to set bonus targets and corresponding payout levels.

•

We shifted from using absolute financial metrics to relative total stockholder return (“TSR”) in connection with the performance-based restricted stock unit (“RSU”) awards issued to our Chief Executive Officer and Chief Financial Officer. We made the shift to relative TSR because we believe it is a clear and objective metric to evaluate our performance against the performance of comparable companies and aligns the interests of our Chief Executive Officer and Chief Financial Officer with the interests of our stockholders in creating long-term value.

2024 Proxy Statement	31

Executive Compensation

Stockholder Advisory Vote on Named Executive Officer Compensation and Stockholder Outreach

At our 2023 annual meeting, we conducted a nonbinding advisory vote to approve the compensation of our named executive officers. Our stockholders approved the proposal with approximately 86.9% of the votes cast in favor of the proposal. We believe this result demonstrates that our stockholders are supportive of our executive compensation program.

In addition, as discussed in the “Board of Directors and Corporate Governance—Stockholder Outreach” section of this proxy statement, since the Company’s 2023 annual meeting, senior members of our management team as well as members of our board of directors engaged with stockholders representing approximately 15% of our outstanding shares regarding various matters, including executive compensation matters. Through this engagement process, the compensation committee of our board of directors has gathered important perspectives and feedback. Because market practices and our business needs continue to evolve, we will continue to consistently evaluate our program, including shareholder feedback, and consider and make changes when warranted.

Compensation Philosophy and Objectives of our Compensation Program

Our philosophy is to compensate our executives on the basis of the success of their efforts, through a combination of base salary and variable incentive compensation dependent on the Company’s performance as well as the performance of each individual. Compensation levels should reflect competitive market practice and also be internally aligned. Our incentive programs are structured so that payments are not earned if minimum performance thresholds are not achieved, and above-market compensation is earned only if warranted by exceptional Company and individual performance.

Our executive compensation program is guided by the following principles, which are intended to support the Company’s pay-for-performance philosophy:

•	Total compensation programs should be designed to strengthen the relationship between pay and performance, with a resulting emphasis on variable, rather than fixed, forms of compensation.

•

Compensation should generally increase with position and responsibility. Total compensation should be higher for individuals with greater responsibility and greater ability to influence the Company’s results. In addition, variable compensation, with a focus on long-term, stock-based compensation, should comprise a larger percentage of the total pay mix at the executive levels.

•	Total compensation opportunities should be in line with companies of similar size, industry and complexity, as well as companies with which we may compete for executive talent.

•	Management should focus on the long-term interests of stockholders.

•	Incentive programs should not encourage excessive risk taking.

The executive compensation program is designed to:

•	Attract and retain individuals who have the skills, attributes and experience we believe are critical for our long-term success;

•	Motivate executives by linking compensation to the achievement of corporate goals that we believe best align with long-term stockholder value creation; and

•	Consistently recognize and reward superior performers through a compensation program that provides a combination of annual cash awards and stock grants.

32

Executive Compensation

How We Determine Compensation

The compensation committee of the board of directors, composed entirely of independent directors, is responsible for reviewing and recommending to the board the annual compensation program and policies for our NEOs, including the CEO. In addition, the compensation committee is responsible for evaluating the performance of our NEOs on an annual basis and recommending to the board our NEOs’ compensation levels, structure and mix of pay. Working with the compensation committee, the board is also responsible for approving executive compensation policies and plans including annual bonus, stock and benefit plans.

In determining the compensation program design and compensation levels, the compensation committee relies on information provided by management as well as an independent outside consultant, Arthur J. Gallagher & Co. (“Gallagher”). Management’s role is to ensure that the Company’s compensation programs and policies reflect the Company’s strategic and operational goals and to provide insight on Company and individual performance. Members of management, including the Chief Executive Officer, the Chief People Officer, and the Chief Legal and Compliance Officer and Corporate Secretary, as well as the independent outside consultant, frequently attend compensation committee meetings to report on various compensation-related matters.

Gallagher has been retained by the compensation committee to provide guidance and assistance with the decision-making process as it relates to executive compensation. The compensation committee assessed the independence of Gallagher in accordance with the Nasdaq Rules and applicable SEC regulations and concluded that Gallagher’s work does not raise any conflict of interest.

Targeted Compensation Levels

The total direct compensation opportunities (i.e., base salary, annual incentives and long-term incentives) offered to our named executive officers were designed to be competitive with market practices, to support our executive recruitment and retention objectives, and to be internally equitable among executives. Total compensation opportunity is targeted generally to the 50th percentile of the market, but actual pay may vary above or below target levels based on Company and individual performance relative to the goals set forth in our short- and long-term incentive plans.

In determining total compensation opportunities, the compensation committee considers:

•	Competitive compensation information and input provided by Gallagher;

•	The board’s performance evaluation of the CEO; and

•	The CEO’s performance review and recommendation for each of the other NEOs.

2024 Proxy Statement	33

Executive Compensation

Competitive Benchmarking

The compensation committee compares total compensation opportunities to competitive benchmarks when setting pay levels for our NEOs. The compensation committee had Gallagher conduct a benchmarking analysis in 2022 that informed compensation decisions for 2023. In conjunction with this benchmark analysis, Gallagher performed a competitive total compensation market analysis based on data obtained from a peer group of publicly traded companies. This peer group consists of 24 companies of similar size, industry and operational profile as the Company. The companies included in our compensation peer group are listed below:

Affirm Holdings, Inc.	AvidXchange Holdings, Inc.	BM Technologies, Inc.	Cardlytics, Inc.

Clearwater Analytics Holdings, Inc.	Dave Inc.	Enova International, Inc.	Intapp, Inc.

Katapult Holdings, Inc.	LendingClub Corporation	LendingTree, Inc.	MeridianLink, Inc.

Mitek Systems, Inc.	MoneyLion Inc.	nCino, Inc.	NewtekOne Inc.*

OppFi Inc.	Payoneer Global Inc.	PROS Holdings, Inc.	Q2 Holdings, Inc.

Repay Holdings Corporation	SoFi Technologies, Inc.	Upstart Holdings, Inc.	World Acceptance Corporation

*	Previously Newtek Business Services Corp.

Elements of Compensation

In 2023, the principal elements of our executive compensation program were base salary, annual cash bonuses and long-term incentives in the form of time- and performance-based RSUs.

Base Salaries

Each of our NEOs receives a base salary, which has been established by our board and/or senior management, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our NEOs are reviewed annually by our compensation committee and our board and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Base salaries for our NEOs for 2023 and 2022 were as shown below:

NAME	2023 BASE SALARY	2022 BASE SALARY	PERCENTAGE INCREASE
Keith A. Jezek	$550,000	$550,000	N/A
Charles D. Jehl	$450,000	$405,000	11.1%
Thinh Nguyen	$315,000	$315,000	N/A
Matthew R. Roe	$350,000	$300,000	16.7%
Matthew S. Stark(1)	$350,000	$295,000	18.6%

(1)

On November 15, 2023, Mr. Stark was promoted from General Counsel to Chief Legal and Compliance Officer. In connection with this promotion, Mr. Stark’s base salary was increased from $310,000 to $350,000.

34

Executive Compensation

Annual Cash Bonuses

In November 2020, we adopted a Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), in which each of our NEOs were participants during 2023. Each of these executives was eligible to earn an annual cash incentive bonus based on the achievement of performance targets established by the board, in its discretion. The performance targets relate to financial, strategic, and operational measures or objectives with respect to our Company, referred to as corporate performance goals. Each executive officer who was selected to participate in the Bonus Plan had a target bonus opportunity set for the performance period. The bonus formula for the performance period, including the performance goals and corresponding payout levels, was approved by the board and communicated to each executive officer.

For 2023, each of our NEOs was eligible to earn a target bonus amount, which reflects a percentage of annual base salary, as shown in the table below. These target award amounts may be increased or decreased based on performance, with threshold and maximum opportunities equal to 50% and 150% of target, respectively.

NAME	TARGET BONUS (% OF SALARY)	TARGET BONUS
Keith A. Jezek	100%	$550,000
Charles D. Jehl	80%	$360,000
Thinh Nguyen	50%	$157,500
Matthew R. Roe	60%	$210,000
Matthew S. Stark	50%	$175,000

The corporate performance goals are measured at the end of the performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the corporate performance goals are met, payments will be made as soon as practicable following the end of the performance period, but not later than March 15 after the end of the fiscal year in which such performance period ends. Subject to the rights contained in any agreement between the executive officer and the Company, an executive officer must be in a service relationship with us on the bonus payment date to be eligible to receive the bonus payment.

With respect to the year ended December 31, 2023, 80% of the target bonus for our NEOs was based on achievement of four financial or operational quantitative Company goals, and 20% of the target bonus for our NEOs was based on the achievement of one additional operational Company goal. The table below provides the specific metrics, goals and actual results:

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (150% PAYOUT)	ACTUAL RESULT	ACTUAL ATTAINMENT(1)
Revenue ($ in millions)	20%	$111.1	$148.1	$185.1	$117.5	59%
Adjusted EBITDA ($ in millions)(2)	20%	$58.0	$77.3	$96.6	$50.2	0%
Cash EBITDA ($ in millions)(3)	20%	$60.1	$80.2	$100.2	$87.5	118%
Higher of New Accounts and OTS/Cert Volume(4)	20%	64/2,309	85/3,079	106/3,849	44/2,770	80%
Revenue from New Initiatives(5)	20%	N/A	N/A	N/A	Yes	100%

Total	100%					71%

(1)	Reflects percent of target attained with respect to each performance metric. The total reflects the attainment percentage multiplied by the weight assigned to each performance metric.
(2)	Adjusted EBITDA is defined as GAAP net income excluding interest expense, income taxes, depreciation and amortization expense of property and equipment, and share-based compensation expense.

2024 Proxy Statement	35

Executive Compensation

(3)

Cash EBITDA is defined as net income, plus (i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and (vi) non-operational exceptional expenses; minus (1) interest income, (2) revenue, (3) any net asset markups related to revenue, and (4) non-operational exceptional income.

(4)

“New Accounts” means new customers who sign up for LPP during 2023. “OTS/Cert Volume” means the estimated monthly volume of certified loans generated by our New Accounts. We achieved 0% attainment with respect to New Accounts and 80% attainment with respect to OTS/Cert Volume. Because this performance metric selects the higher of these two attainment levels, our NEOs received credit for 80% attainment with respect to this performance metric.

(5)

Represents the attainment of revenue by any new business initiative of the Company. This performance metric is attained at 100% if any new business initiative of the Company attains revenue during the year ended December 31, 2023.

These performance metrics were selected by the compensation committee as they are key measures used by the board to monitor the Company’s financial performance and also reflect a strategy of building sustainable long-term growth of the Company.

The table below shows the bonus payouts for our NEOs based on the achievement of the quantitative Company goals and strategic and operational priorities described above:

NAME	PERCENTAGE OF TARGET EARNED	2023 ACTUAL BONUS PAYOUT	PERCENTAGE OF 2023 BASE SALARY
Keith A. Jezek	71%	$390,500	71.0%
Charles D. Jehl	71%	$255,600	56.8%
Thinh Nguyen	71%	$111,825	35.5%
Matthew R. Roe	71%	$149,100	42.6%
Matthew S. Stark	71%	$124,250	35.5%

The bonuses paid to each NEO for the fiscal year ended December 31, 2023 are set forth in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

The board also has the ability to grant additional discretionary bonuses to our NEOs on a case-by-case basis. However, no discretionary bonuses were awarded in 2023.

Equity Compensation

Equity-based compensation is an integral part of our overall compensation program. Providing our executive officers with the opportunity to create significant wealth through stock ownership is a powerful tool to attract and retain highly qualified executives, achieve strong long-term stock price performance, align our executives’ interests with those of our stockholders and provide a means to build real ownership in the Company.

2023 Performance-Based RSUs

On March 13, 2023, the board approved long-term incentive (“LTI”) awards for our NEOs, consisting of time-based RSUs. In addition, on July 17, 2023, the board approved additional LTI awards for Messrs. Jezek and Jehl, consisting of performance-based RSUs. In 2023, the LTI awards for Messrs. Jezek and Jehl consisted of 40% time-based RSUs and 60% performance-based RSUs, and the LTI awards for Messrs. Nguyen, Roe, and Stark consisted of 100% time-based RSUs. In 2024, we expect that all of our executive officers, including the NEOs, will receive a portion of their LTI equity compensation in the form of performance-based RSUs.

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The total targeted value of the LTI awards and the number of shares granted to each NEO in 2023 are shown in the table below.

		TIME-BASED RSUS		PERFORMANCE-BASED RSUS
NAME	TARGETED TOTAL AWARD VALUE	TARGETED AWARD VALUE	# OF SHARES	TARGETED AWARD VALUE		# OF SHARES
Keith A. Jezek	$4,123,817	$1,599,998	238,095		$2,523,819	225,140
Charles D. Jehl	$1,030,950	$399,995	59,523		$630,955	56,285
Thinh Nguyen	$315,000	$315,000	46,875	$	N/A	N/A
Matthew R. Roe	$315,000	$315,000	46,875	$	N/A	N/A
Matthew S. Stark	$309,994	$309,994	46,130	$	N/A	N/A

The time-based RSUs granted in 2023 vest based on continued employment over a four-year period, with the first 25% of the award vesting on the first anniversary of the grant date and the remainder of the award vesting in three equal annual installments thereafter.

Performance-based RSUs are subject to continued employment as well as the satisfaction of performance goals. In 2023, we shifted from using absolute financial metrics to relative TSR in connection with our performance-based RSU awards. For the performance-based RSUs awarded in 2023, the performance goal is based on the relative TSR of the Company compared to the relative TSR of the following twenty companies (the “2023 Relative TSR Peer Group”):

Affirm Holdings, Inc.	AvidXchange Holdings, Inc.	Dave Inc.	Enova International, Inc.

Green Dot Corporation	Jack Henry & Associates, Inc.	Katapult Holdings, Inc.	LendingClub Corporation

LendingTree, Inc.	MeridianLink, Inc.	nCino, Inc.	OppFi Inc.

Pagaya Technologies Ltd.	Paymentus Holdings, Inc.	Payoneer Global Inc.	Q2 Holdings, Inc.

Repay Holdings Corporation	SoFi Technologies, Inc.	Upstart Holdings, Inc.	World Acceptance Corporation

The relative TSR of the Company and the relative TSR of the 2023 Relative TSR Peer Group are measured over a three-year performance period from January 1, 2023 through December 31, 2025. The total number of performance-based RSUs earned can range from 0% to 200% of the target amount of performance-based RSUs granted.

Relative TSR compares the performance of our Company’s common stock to that of the 2023 Relative TSR Peer Group, considering both the appreciation and depreciation in stock price as well as the value of dividends distributed during the three-year performance period. Share price is calculated at the beginning and end of the period using the average closing price for the first twenty (20) trading days of the three-year performance period and the last twenty (20) trading days of the performance period.

The relative TSR performance metric for the three-year performance period from January 1, 2023 through December 31, 2025 is determined as follows:

ACHIEVEMENT PERCENTILE	PAYMENT PERCENTAGE
100th Percentile	200%
75th Percentile	150%
50th Percentile	100%
25th Percentile	50%
<25th Percentile	0%

Straight-line interpolation will be used to determine the payment percentage if the achievement percentile is between the performance levels listed on the above table.

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Executive Compensation

Following vesting, any shares earned from these performance-based RSUs will be subject to a one-year holding period.

Payout of 2021 Performance-Based RSUs

On January 4, 2021 the board made grants of performance-based RSU awards to certain of our executive officers, including Messrs. Jehl and Roe. These awards were subject to continued employment as well as the satisfaction of specified performance goals. For these awards, the performance goals were revenue and cash EBITDA, each measured on a cumulative basis over the three-year performance period from January 1, 2021 through December 31, 2023. The two goals were equally weighted at 50% each. If the Company achieved less than the threshold level of performance for a performance metric, 0% of the RSUs subject to such performance metric were earned for the performance period. If the Company achieved 100% of the threshold performance for a performance metric, 50% of the RSUs subject to such performance metric were earned for the performance period. If the Company achieved 100% or more of target performance for a performance metric, 100% of the RSUs subject to such performance metric were earned for the performance period. For Company performance exceeding threshold performance but less than target performance for a performance metric, the number of RSUs earned for such performance period was determined by straight-line interpolation between threshold and target performance levels. In no event would the number of RSUs earned with respect to any performance metric exceed the target level. The table below provides the specific metrics, goals and actual results:

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	ACTUAL RESULT	ACTUAL ATTAINMENT(1)
Revenue ($ in millions)	50%	$603.8	$805.0	$512.7	0%
Cash EBITDA ($ in millions)(2)	50%	$311.3	$415.0	$359.0	73%

Total	100%				37%

(1)	Reflects percent of target attained with respect to each performance metric. The total reflects the attainment percentage multiplied by the weight assigned to each performance metric.
(2)

Cash EBITDA is defined as net income, plus (i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and (vi) non-operational exceptional expenses; minus (1) interest income, (2) revenue, (3) any net asset markups related to revenue, and (4) non-operational exceptional income.

The table below shows the number of performance-based RSUs that vested with respect to Messrs. Jehl and Roe based on the achievement of the performance metrics described above:

NAME	TARGET PERFORMANCE- BASED RSUS	PERCENTAGE OF TARGET EARNED	VESTED PERFORMANCE- BASED RSUS
Charles D. Jehl	16,535	37%	6,041
Matthew R. Roe	7,311	37%	2,671

Other Benefit Plans and Perquisites

401(k) Plan

We maintain a retirement savings plan, or 401(k) plan, that provides eligible U.S. employees, including each of our executive officers, with an opportunity to save for retirement on a tax advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Code. Our employees’ pre-tax contributions are allocated to each participant’s individual account and participants are immediately and fully vested in their contributions. Under the provisions of the 401(k) Plan, we make a safe harbor nonelective contribution equal to 3% of each participant’s compensation and may make discretionary matching contributions, as well as profit sharing contributions, as determined by management in its discretion.

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Pension Benefits

We do not maintain any pension benefit or retirement plans other than the 401(k) Plan.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plan.

Perquisites

We do not currently view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our NEOs except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During the year ended December 31, 2023, none of our NEOs received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.

Employee Benefit Plans

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as our other employees.

Incentive Plan for Non-Commissioned Staff

In 2023, each of our named executive officers except for Mr. Roe participated in the Company’s incentive plan for non-commissioned staff. The incentive plan for non-commissioned staff provides a monthly cash commission based on the attainment of pre-determined metrics related to the total number of certified loans in that month as compared to budget. No commissions are earned under the plan to the extent that the targeted threshold for that month is not attained. To the extent the applicable metrics were attained, monthly commissions under the plan for each of our named executive officers except for Mr. Roe ranged from 0.25% to 0.75% of annual salary.

In 2023, Mr. Roe received monthly cash commissions equal to 2% of commissionable program fees.

Employment Agreements

We have entered into employment agreements with Messrs. Jezek and Jehl. These agreements provide for “at-will” employment and generally include the executive’s initial base salary, initial target bonus opportunity, and an initial equity award. See the specific details for each executive below.

These employment agreements also provide for payments upon a qualifying termination of employment, including in connection with a change in control of our Company. We believe that these arrangements will provide the executives with increased security in the event of a change in control and enable them to maintain continued focus and dedication to their responsibilities, which will help maximize stockholder value. For a summary of the material terms and conditions of these agreements as it relates to severance upon termination, please see “Potential Payments Upon a Termination or Change in Control.”

Employment Agreement with Mr. Jezek

The Company entered into an employment agreement with Keith A. Jezek, or the Jezek Employment Agreement, effective as of October 7, 2022, in which Mr. Jezek served as the Chief Executive Officer of the Company. The Jezek Employment Agreement provided for an initial base salary of $550,000 per year, subject to periodic review and adjustment by the board of directors. Starting in 2023 but prior to his termination of employment, Mr. Jezek was

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eligible to receive cash incentive compensation with a target value of 100% of Mr. Jezek’s salary, as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the Jezek Employment Agreement, Mr. Jezek received an initial grant of 825,000 restricted stock units on October 7, 2022. This grant was scheduled to vest over four years beginning on October 7, 2023 and, but for his termination of employment, would have been eligible to have fully vested no later than October 7, 2026. Starting in 2023 but prior to his termination of employment, Mr. Jezek was eligible to receive annual grants of restricted stock units with a target value of $4,000,000 (comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units), as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Employment Agreement with Mr. Jehl

The Company entered into an employment agreement with Charles D. Jehl, or, as amended, the Jehl Employment Agreement, effective as of August 28, 2020, in which Mr. Jehl will serve as the Chief Financial Officer and Treasurer of the Company. Mr. Jehl had an initial base salary of $375,000 per year, subject to periodic review and adjustment by the board of directors. Mr. Jehl will be eligible to receive cash incentive compensation as determined by our board of directors and the compensation committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Pursuant to the First Amendment to the Jehl Employment Agreement, effective November 5, 2020, Mr. Jehl received a grant of 16,534 restricted stock units on November 5, 2020, or the Jehl Time-Based Grant. The Jehl Time-Based Grant will vest over three years and nine months beginning November 5, 2021 and will be fully vested no later than August 5, 2024.

On March 22, 2024, in consideration of his assumption of additional responsibilities as Chief Operating Officer and Interim Chief Executive Officer, the Company and Mr. Jehl entered into a second amendment to the Jehl Employment Agreement, providing for the following compensation adjustments effective as of March 22, 2024: (i) an annual base salary of $500,000, (ii) a short-term incentive target opportunity of 100% of his annual base salary, (iii) an annual long-term incentive target opportunity of $2,000,000, (iv) a one-time award of restricted stock units with a grant date value of $2,000,000, which will accelerate and vest upon Mr. Jehl’s termination of employment by the Company without cause, his resignation for good reason, or upon his death or disability, and (v) a cash transition bonus of $500,000, which is subject to repayment if Mr. Jehl’s employment with the Company is terminated due to his resignation or by the Company with cause within the twelve- (12) month period following March 22, 2024. The repayment obligation will lapse upon the earlier of (w) March 22, 2025, (x) Mr. Jehl’s termination of employment by the Company without cause, (y) Mr. Jehl’s death or disability, and (z) Mr. Jehl’s resignation for good reason on or following a change in control of the Company.

Other Factors Affecting Executive Compensation

Compensation Risk Assessment

We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Independent Compensation Consultant

Gallagher, an independent outside consultant, provides the following compensation-related services to the Company:

•	Attends compensation committee meetings;

•	Assists the compensation committee in making compensation decisions relating to the CEO and other executives and the independent board members;

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Executive Compensation

•	Reviews our compensation philosophy and our executive compensation programs to ensure appropriateness and alignment with market competitiveness and our compensation philosophy;

•	Updates the compensation committee on market trends, regulatory updates, and governance issues that may impact decisions relating to our executive compensation programs;

•

Conducts compensation benchmarking analyses for executives and the independent members of the board of directors based on appropriate market data sources, including a peer group of publicly traded companies;

•

Assists with the review and design of incentive programs, including the Bonus Plan and stock-based compensation awards, and the determination of companies included in the performance peer group used for relative TSR comparisons; and

•	Provides other support and advice to the compensation committee as needs arise.

Tax Deductibility of Executive Compensation

Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on certain compensation in excess of $1 million paid to each covered executive officer in any taxable year. Until 2018, compensation that was “performance-based” under the Internal Revenue Code’s definition was exempt from this limit. On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, and one of its provisions eliminated the “performance-based” exception for deducting compensation in excess of $1 million under Section 162(m).

While the compensation committee recognizes the non-deductibility provisions of Code Section 162(m), the compensation committee believes that stockholder interests are best served by not restricting the committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible compensation expenses.

Clawback of Performance-Based Awards

On October 26, 2023, the Company adopted a new clawback policy (the “Clawback Policy”) in compliance with Nasdaq Listing Rule 5608. The Clawback Policy provides for the recoupment of erroneously awarded incentive compensation in the event of certain accounting restatements. The Clawback Policy applies to current and former executive officers and requires the recoupment of erroneously awarded incentive compensation received during a three-year lookback period preceding the accounting restatement.

Compensation Committee Report

The compensation committee of the board of directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth above, as required by Item 402(b) of Regulation S-K, and, based on such review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement for incorporation by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted by the

Compensation Committee,

Shubhi Rao, Chair

Adam Clammer

Blair J. Greenberg

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Executive Compensation Tables

The following table presents information regarding the compensation awarded to, earned by, or paid to our named executive officers for services rendered to us, in all capacities, during the fiscal years ended December 31, 2023, 2022, and 2021, as applicable.

Summary Compensation Table

NAME	YEAR	SALARY(1)	BONUS(2)	STOCK AWARDS(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4)	ALL OTHER COMPENSATION(5)	TOTAL

Keith A. Jezek Former Chief Executive Officer(6)	2023	$624,795	$0	$4,932,070	$390,500	$9,900	$5,957,265
	2022	$137,983	$0	$6,113,250	$0	$400,000	$6,651,233

Charles D. Jehl Chief Financial Officer, Chief Operating Officer, and Interim Chief Executive Officer(6)	2023	$510,878	$0	$1,233,013	$255,600	$9,900	$2,009,391
	2022	$454,661	$0	$3,749,964	$0	$9,150	$4,213,775
	2021	$416,820	$0	$6,350,430	$347,832	$8,700	$7,123,782

Thinh Nguyen Chief Information Officer	2023	$335,543	$0	$315,000	$111,825	$9,247	$771,616

Matthew R. Roe Chief Revenue Officer	2023	$485,307	$0	$315,000	$149,100	$9,900	$959,307
	2022	$553,365	$160,000	$412,489	$0	$9,693	$1,135,547

Matthew S. Stark Chief Legal and Compliance Officer and Corporate Secretary	2023	$370,423	$0	$309,994	$124,250	$9,900	$814,567
	2022	$312,703	$175,000	$857,476	$0	$9,150	$1,354,329
(1)

Amounts reported represent amounts paid as base salary and commission payments. In the year ended December 31, 2023, amounts reported reflect commission payments to Mr. Jezek of $74,795, Mr. Jehl of $60,878, Mr. Nguyen of $20,543, Mr. Roe of $135,307, and Mr. Stark of $20,423.

(2)	No discretionary cash bonuses were paid in 2023.
(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Stock Option and Incentive Plan, or the 2020 Plan, as computed in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of the common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant. The value of the performance-based RSUs granted in 2023 is shown at the target number of performance-based RSUs awarded, which is the probable outcome of performance-based conditions at the time of grant. Assuming the maximum level of achievement under the performance-based RSUs, the grant date fair value of such awards is estimated to be as follows: Mr. Jezek at $6,664,144 and Mr. Jehl at $1,666,036.

(4)

Amounts reported reflect annual cash incentive bonuses, which were awarded based on achievement of corporate performance goals under the Bonus Plan. The 2023 annual cash incentive bonus determinations are described in more detail under the heading “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses.”

(5)	For 2023, amounts reported reflect a 401(k) safe harbor match.
(6)

Mr. Jezek resigned from the Company effective March 22, 2024. Mr. Jehl was appointed Chief Operating Officer and Interim Chief Executive Officer effective March 22, 2024, in addition to serving as the Company’s Chief Financial officer.

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Grants of Plan-Based Awards Table

The following table summarizes annual bonus and equity awards for each named executive officer as of December 31, 2023. Awards to our NEOs, and to other key executives, were made during the year ended December 31, 2023 under two separate plans or programs:

•

Cash awards under our Bonus Plan, with payouts determined based on achievement of performance measures established at the beginning of the fiscal year, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Annual Cash Bonuses;” and

•

Equity awards under the terms of our 2020 Stock Option and Incentive Plan, which include a performance component and a time-vesting component, as described in more detail in “Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation.”

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS:
NAME	TYPE OF AWARD	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	NUMBER OF SHARES OF STOCK OR UNITS (#)(#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)
Keith A. Jezek	Annual Cash Bonus		$275,000	$550,000	$825,000
	Time-Based RSUs	3/15/2023							238,095	$1,599,998
	Performance-Based RSUs	7/17/2023				112,570	225,140	450,280		$2,523,819
Charles D. Jehl	Annual Cash Bonus		$180,000	$360,000	$540,000
	Time-Based RSUs	3/15/2023							59,523	$399,995
	Performance-Based RSUs	7/17/2023				28,142	56,285	112,570		$630,955
Thinh Nguyen	Annual Cash Bonus Time-Based RSUs	3/15/2023	$ 78,750	$157,500	$236,250				46,875	$315,000
Matthew R. Roe	Annual Cash Bonus Time-Based RSUs	3/15/2023	$105,000	$210,000	$315,000				46,875	$315,000
Matthew S. Stark	Annual Cash Bonus		$ 87,500	$175,000	$262,500
	Time-Based RSUs	3/15/2023							46,130	$309,994

(1)

These amounts represent the estimated possible payouts of annual cash incentive bonuses for the year ended December 31, 2023 under our annual cash bonus program for each of our NEOs. The actual amounts earned under the annual cash bonus program for the year ended December 31, 2023 are disclosed in the Summary Compensation Table above in the ‘‘Non-Equity Incentive Plan Compensation’’ column.

(2)

Vesting of these performance-based restricted stock units is subject to achievement of pre-established performance criteria based on the relative TSR of the Company compared to the relative TSR of the 2023 Relative TSR Peer Group over the three-year period commencing January 1, 2023. Please see ‘‘Compensation Discussion and Analysis – Elements of Compensation – Equity Compensation” for more information.

(3)

Amounts reported represent the aggregate grant date fair value of all equity awards made in the applicable year under our 2020 Plan, as computed in accordance with FASB ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. See also column (3) of the Summary Compensation Table and the accompanying footnote relating to performance-based awards.

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Outstanding Equity Awards at December 31, 2023

The following table summarizes the outstanding equity plan awards for each named executive officer as of December 31, 2023.

		STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)

Keith A. Jezek	10/7/2022	584,375	(2)	$4,973,031
	3/15/2023	238,095	(3)	$2,026,188
	7/17/2023				225,140	(10)	$1,915,941

Charles D. Jehl	11/5/2020	3,382	(4)	$28,781
	1/4/2021				6,041	(11)	$51,409
	5/6/2021	75,000	(5)	$638,250
	4/12/2022				27,932	(12)	$237,701
	4/12/2022	13,966	(6)	$118,851
	10/19/2022	329,429	(7)	$2,803,441
	3/15/2023	59,523	(3)	$506,541
	7/17/2023				56,285	(10)	$478,985

Thinh Nguyen	11/8/2022	5,805	(8)	$49,401
	3/15/2023	46,875	(3)	$398,906

Matthew R. Roe	11/5/2020	1,496	(4)	$12,731
	1/4/2021				2,671	(11)	$22,730
	1/4/2022	13,756	(9)	$117,064
	3/15/2023	46,875	(3)	$398,906

Matthew S. Stark	1/4/2022	11,922	(9)	$101,456
	10/19/2022	54,905	(7)	$467,242
	3/15/2023	46,130	(3)	$392,566

(1)

Market value is calculated based on the closing price of our common stock on December 29, 2023, the last trading day of the year, as reported on the Nasdaq ($8.51 per share), times the number of unvested stock units.

(2)

Represents a special, one-time grant of time-based RSUs made in connection with the commencement of Mr. Jezek’s employment that vests over four years, with 25% of the RSUs vesting on the one-year anniversary of the grant date, and the remaining vesting in equal monthly installments thereafter until October 7, 2026 (the final vesting date), subject to continued employment through each vesting period.

(3)	Represents time-based RSUs that vest in four equal annual installments beginning on March 15, 2024, subject to continued vesting through each vesting date.
(4)

Represents time-based RSUs that vested 25% on the first anniversary of the grant date, and then vest in equal quarterly installments thereafter until August 5, 2024 (the final vesting date), subject to continued employment through each vesting date.

(5)

Represents a special, one-time grant of time-based RSUs that vests over four years, with 50% of the RSUs vesting on the two-year anniversary of the grant date, 25% vesting on the three-year anniversary and the final 25% on the four-year anniversary, subject to continued employment through each vesting date.

(6)	Represents time-based RSUs that vest in four equal annual installments beginning on April 12, 2023, subject to continued employment through each vesting date.
(7)	Represents time-based RSUs that vest in four equal annual installments beginning on October 19, 2023, subject to continued employment through each vesting date.
(8)	Represents time-based RSUs that vest in four equal annual installments beginning on November 8, 2023, subject to continued employment through each vesting date.

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Executive Compensation

(9)	Represents time-based RSUs that vest in four equal annual installments beginning on January 4, 2023, subject to continued employment through each vesting date.
(10)

Represents performance-based RSUs that will vest, if any, based on the relative TSR of the Company compared to that of the 2023 Relative TSR Peer Group over the three-year period commencing January 1, 2023, subject to continued employment during the performance period.

(11)

Represents performance-based RSUs that vested on February 28, 2024 based on achievement of cumulative revenue and cumulative cash EBITDA during the three-year performance period ended December 31, 2023.

(12)

Represents performance-based RSUs that will vest, if any, following the three-year performance period ending December 31, 2024 based on achievement of cumulative revenue and cumulative cash EBITDA, subject to continued employment during the performance period.

Option Exercises and Stock Vested During the Year Ended December 31, 2023

The following table provides information regarding the vesting of restricted stock units held by each named executive officer during the year ended December 31, 2023.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

Keith A. Jezek	240,625	$1,685,922

Charles D. Jehl	195,756	$1,339,711

Thinh Nguyen	1,934	$11,449

Matthew R. Roe	6,579	$49,279

Matthew S. Stark	22,274	$145,987

(1)	Value realized represents the number of shares vested multiplied by the closing stock price on the vesting date.

Potential Payments Upon Termination or Change in Control

Messrs. Jezek and Jehl have entered into employment agreements with the Company. These employment agreements, described below, provide for cash payments to Messrs. Jezek and Jehl upon termination or a change in control and are conditioned upon certain provisions described below. Provisions related to early vesting of equity awards upon termination or a change in control are included in the respective award agreements, details of which are also provided below.

Employment Agreement with Mr. Jezek

The Jezek Employment Agreement further describes the payments and benefits to which Mr. Jezek has been entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jezek’s employment is terminated either by the Company without “cause” or by Mr. Jezek for “good reason” each outside a “change in control period” (each as defined in the Jezek Employment Agreement), Mr. Jezek would have been entitled to receive an amount equal to the Base Salary (as defined in the Jezek Employment Agreement) for a period of (1) twelve months, if the termination occurred prior to the twelve-month anniversary of the Jezek Employment Agreement, (2) eighteen months, if the termination occurred on or after the twelve-month anniversary but prior to the 24-month anniversary of the Jezek Employment Agreement, and (3) 24 months, if the termination occurred on or after the 24-month anniversary of the Jezek Employment Agreement, in each case paid out in substantially equal installments in accordance with the Company’s payroll practice over the twelve months commencing within 60 days of the date of termination, subject to Mr. Jezek’s execution of a separation agreement and release of claims in favor of the Company. For a period of up to eighteen months, the Company would also pay to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jezek if he had remained employed by the Company, subject to Mr. Jezek’s continued copayment of premium amounts at the active employees’ rate.

The Jezek Employment Agreement also provided Mr. Jezek with certain payments and benefits following a “change in control” (as defined in the Jezek Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jezek’s employment would have been terminated by either the Company

2024 Proxy Statement	45

Executive Compensation

without “cause” or by Mr. Jezek for “good reason,” Mr. Jezek would have been entitled to receive a lump-sum payment equal to two times the sum of the Base Salary (or the Base Salary in effect immediately prior to the change in control, if higher) plus Mr. Jezek’s annual incentive bonus based on the attainment of the actual level of performance as determined by the board of directors or the compensation committee immediately prior to the change in control and extrapolated for the remainder of the fiscal year in which the change in control occurs or, if higher, the Target Incentive Compensation (as defined in the Jezek Employment Agreement) for the then current year if such termination of employment occurred during the first half of the year.

In addition, Mr. Jezek’s Initial Equity Award (as defined in the Jezek Employment Agreement) would have fully vested, and Mr. Jezek’s Performance-Based RSUs (as defined in the Jezek Employment Agreement), to the extent assumed, continued or substituted for, would have been converted into Time-Based RSUs at the time of the change in control at the greater of target or actual performance. The Company would have also paid to Mr. Jezek, if employed by the Company at the time of the change in control, a pro-rata portion of the greater of the Target Incentive Compensation or the actual amount of his Annual Bonus based on actual performance determined in connection with the Bonus Plan. The Company would have also paid to the group health plan provider, the COBRA provider or Mr. Jezek a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jezek if he had remained employed by the Company for a period of up to eighteen months, subject to Mr. Jezek’s copayment of premium amounts at the active employees’ rate. If any such payments or benefits have been subject to the excise tax imposed by Section 4999 of the Code, such payments would be reduced so that the sum of these payments would be $1.00 less than the amount at which Mr. Jezek becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jezek receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

In connection with his departure from the Company, we entered into a Separation and Release Agreement with Mr. Jezek on March 22, 2024. The terms of the Separation and Release Agreement are described below under “Separation Arrangement with Mr. Jezek.”

Employment Agreement with Mr. Jehl

The Jehl Employment Agreement further describes the payments and benefits to which Mr. Jehl would be entitled upon termination of his employment under certain circumstances. Specifically, if Mr. Jehl’s employment is terminated either by the Company without “cause” or by Mr. Jehl for “good reason” each outside of a “change in control period” (each as defined in the Jehl Employment Agreement), Mr. Jehl will be entitled to receive an amount equal to 24 months of base salary, paid out in substantially equal installments in accordance with the Company’s payroll practice over 6 months, subject to Mr. Jehl’s signing, not revoking and complying with a separation agreement and release of claims in favor of the Company. For a period of up to 12 months, the Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company, subject to Mr. Jehl’s continued copayment of premium amounts at the active employees’ rate.

The Jehl Employment Agreement also provides for certain payments and benefits following a “change in control” (as defined in the Jehl Employment Agreement) of the Company. If during the 12-month period following the occurrence of a change in control Mr. Jehl’s employment is terminated by either the Company without “cause” or by Mr. Jehl for “good reason,” Mr. Jehl will be entitled to receive a lump-sum payment equal to his base salary (or the base salary in effect immediately prior to the change in control, if higher) plus the greater of Mr. Jehl’s target incentive compensation for the then-current year (or the target incentive compensation in effect immediately prior to the change in control. The Company will also pay to the group health plan provider, the COBRA provider or Mr. Jehl a monthly payment equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Jehl if he had remained employed by the Company for a period of up to twelve months, subject to Mr. Jehl’s copayment of premium amounts at the active employees’ rate. If any such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, such payments will be reduced so that the sum of these payments will be $1.00 less than the amount at which Mr. Jehl becomes subject to the excise tax imposed by Section 4999 of the Code; provided that such reduction will only occur if it would result in Mr. Jehl receiving a higher after tax amount than he would receive if such payments were not subject to such reduction.

46

Executive Compensation

Pursuant to the second amendment to the Jehl Employment Agreement, Mr. Jehl was granted a one-time award of restricted stock units with a grant date value of $2,000,000, which will accelerate and vest upon Mr. Jehl’s termination of employment by the Company without cause, his resignation for good reason, or upon his death or disability. Mr. Jehl was also awarded a cash transition bonus of $500,000, which is subject to repayment if Mr. Jehl’s employment with the Company is terminated due to his resignation or by the Company with cause within the twelve- (12) month period following March 22, 2024. The repayment obligation will lapse upon the earlier of (w) March 22, 2025, (x) Mr. Jehl’s termination of employment by the Company without cause, (y) Mr. Jehl’s death or disability, or (z) Mr. Jehl’s resignation for good reason on or following a change in control of the Company.

Equity Awards

We also provide accelerated vesting of time-based and performance-based RSUs upon termination immediately prior to or within 12 months after a change in control. For time-based RSUs, 100% of the outstanding and unvested shares will become fully vested upon the date of termination or the change in control date, whichever is later. For performance-based RSUs (other than those awarded to Mr. Jezek), 100% of the shares will vest assuming target performance has been achieved.

2024 Proxy Statement	47

Executive Compensation

Potential Payments upon Termination or Change in Control

The following table quantifies the potential payments to Messrs. Jezek, Jehl, Nguyen, Roe and Stark upon termination or change in control as if such events took place on December 31, 2023. The equity award acceleration amounts in the table were calculated using the closing price of our common stock on December 29, 2023 of $8.51. Please see “Separation Arrangement with Mr. Jezek” below for a summary of the actual severance payable to Mr. Jezek upon his departure from the Company on March 22, 2024.

NAME	PAYMENT TYPE	DEATH/ DISABILITY	NOT FOR CAUSE/GOOD REASON		CHANGE IN CONTROL & QUALIFYING TERMINATION
Keith A. Jezek	Cash severance	$0	$825,000		$1,881,000
	Pro rata annual bonus(1)	$390,500	$0		$550,000
	Acceleration of unvested time-based RSUs	$0	$4,973,031	(2)	$6,999,220
	Acceleration of unvested performance-based RSUs(3)	$0	$0		$1,915,941
	Benefits continuation	$0	$13,866		$13,866

	Total	$390,500	$5,827,038		$11,377,466

Charles D. Jehl	Cash severance	$0	$900,000		$810,000
	Pro rata annual bonus(1)	$255,600	$0		$0
	Acceleration of unvested time-based RSUs	$0	$0		$4,095,863
	Acceleration of unvested performance-based RSUs(3)	$0	$0		$768,096
	Benefits continuation	$0	$27,540		$27,540

	Total	$255,600	$929,756		$5,703,714

Thinh Nguyen	Cash severance	$0	$0		$0
	Pro rata annual bonus	$0	$0		$0
	Acceleration of unvested time-based RSUs	$0	$0		$448,307
	Acceleration of unvested performance-based RSUs	$0	$0		$0
	Benefits continuation	$0	$0		$0

	Total	$0	$0		$448,307

Matthew R. Roe	Cash severance	$0	$0		$0
	Pro rata annual bonus	$0	$0		$0
	Acceleration of unvested time-based RSUs	$0	$0		$528,701
	Acceleration of unvested performance-based RSUs(3)	$0	$0		$22,730
	Benefits continuation	$0	$0		$0

	Total	$0	$0		$551,431

48

Executive Compensation

NAME	PAYMENT TYPE	DEATH/ DISABILITY	NOT FOR CAUSE/GOOD REASON	CHANGE IN CONTROL & QUALIFYING TERMINATION
Matthew S. Stark	Cash severance	$0	$0	$0
	Pro rata annual bonus	$0	$0	$0
	Acceleration of unvested time-based RSUs	$0	$0	$961,264
	Acceleration of unvested performance-based RSUs	$0	$0	$0
	Benefits continuation	$0	$0	$0

	Total	$0	$0	$961,264

(1)

Represents the pro rata target incentive that would be paid upon death or disability; however, this amount is subject to the extent the goals applicable to such target incentive actually being met for the fiscal year. The value shown is the table above represents the actual bonus paid for 2023.

(2)

Represents a special, one-time grant of time-based RSUs made in connection with the commencement of Mr. Jezek’s employment that would have accelerated if Mr. Jezek’s employment were terminated by Mr. Jezek for good reason.

(3)

Represents (a) the performance-based RSUs granted to Messrs. Jehl and Roe on January 4, 2021 that vested on February 28, 2024, vesting at the actual level of performance, and (b) the unvested performance-based RSUs granted to Messrs. Jezek and Jehl on July 17, 2023 vesting at the target level of performance.

Separation Arrangement with Mr. Jezek

Mr. Jezek terminated employment as our Chief Executive Officer and resigned from our Board on March 22, 2024. In connection with his departure from the Company on March 22, 2024, the Company and Mr. Jezek entered into a Separation Agreement and Release, providing for the following: (i) an amount equal to Mr. Jezek’s base salary for eighteen (18) months and (ii) payment of the monthly employer portion of the COBRA premium until the earlier of the end of the eighteen month period following March 22, 2024, the expiration of his coverage under COBRA, or the date when he becomes eligible for substantially equivalent health insurance in connection with new employment. The forgoing amounts are payable in substantially equal instalments over twelve (12) months commencing within sixty (60) days following March 22, 2024 and are payable subject to Mr. Jezek’s execution and nonrevocation of a release of claims in favor of the Company and his continued compliance with certain restrictive covenant provisions. Mr. Jezek also received the following as payments in lieu of notice under his employment agreement (i) continuation of base salary for thirty (30) days, (ii) earned sales commissions for non-sales employees that would have been paid within thirty (30) days of his termination of employment and (iii) continued vesting of his initial equity award (as described in his employment agreement), for the thirty- (30) day period following March 22, 2024.

CEO Pay Ratio

We are providing this pay ratio disclosure in accordance with Item 402(u) of Regulation S-K promulgated under the Exchange Act. The pay ratio disclosed below is a reasonable estimate derived from our internal records using the methodology described below. This information may not be comparable to the ratio that any other company reports because other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

As permitted by SEC rules, we used the same median employee that was identified in the preparation of our CEO pay ratio disclosure in 2021 because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.

Mr. Jezek’s 2023 annual total compensation was $5,957,265 as reflected in the Summary Compensation Table on page 42. The 2023 annual total compensation for the median employee, calculated in the same manner, was $160,531. Therefore, the ratio of the aggregate CEO pay to our median employee’s pay as determined under applicable SEC rules is 37 to 1.

2024 Proxy Statement	49

Executive Compensation

Pay vs. Performance
The following table sets forth information
regarding
the Company’s performance and the “compensation actually paid” to our NEOs, as calculated in accordance with SEC disclosure rules:

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR 2023 PEO (1)	SUMMARY COMPENSATION TABLE TOTAL FOR PRIOR PEO (1)	COMPENSATION ACTUALLY PAID TO 2023 PEO (1)(2)		COMPENSATION ACTUALLY PAID TO PRIOR PEO (1)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS (3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS (2)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (IN THOUSANDS)	ADJUSTED EBITDA (IN THOUSANDS) (6)
								TOTAL SHAREHOLDER RETURN (4)	2023 PEER GROUP TOTAL SHAREHOLDER RETURN (4)(5)
2023	$5,957,265	N/A		$6,215,126	N/A	$1,138,720	$1,368,452	$61.89	$70.27	$22,070	$50,170
2022	$6,651,233	$2,390,833		$6,106,733	$398,800	$1,923,448	$614,385	$49.09	$63.25	$66,620	$105,736
2021	N/A	$2,299,501	$	N/A	$1,505,717	$4,525,451	$2,835,971	$163.49	$113.99	$146,082	$154,990
2020	N/A	$4,398,024	$	N/A	$4,658,825	$2,763,603	$2,930,602	$254.25	$90.09	$(90,716)	$69,526

(1)
The prior PEO was John J. Flynn, who served as the Company’s CEO in 2020, 2021 and 2022 through October 6, 2022. Following Mr. Flynn’s retirement, Keith A. Jezek was appointed as the Company’s CEO, effective October 7, 2022.

(2)
Compensation actually paid to the 2023 PEO and the prior PEO and average compensation actually paid to the non-PEO
NEOs represent the Summary Compensation Table totals adjusted for the following items:

	2023
ADJUSTMENTS TO SUMMARY COMPENSATION TABLE TOTALS TO DETERMINE COMPENSATION ACTUALLY PAID	2023 PEO	PRIOR PEO		AVERAGE FOR NON- PEO NEOS
Summary Compensation Table Amount	$5,957,265	$	N/A	$1,138,720
Adjustments:
Increase/(Decrease) for amounts reported under the Stock Awards Column in the Summary Compensation Table	$(4,932,070)	$	N/A	$(543,252)
Increase/(Decrease) for fair value at year-end of awards granted during year that remain unvested as of year- end	$4,099,728	$	N/A	$553,826
Increase/(Decrease) for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	$1,028,500	$	N/A	$214,843
Increase/(Decrease) for change in fair value from prior year-end to vesting or forfeiture date of awards granted prior to year that vested or were forfeited during year	$61,703	$	N/A	$4,315

Compensation Actually Paid Amount	$6,215,126	$	N/A	$1,368,452

(3)
The
non-PEO
NEOs were (a) in 2020 and 2021, Charles D. Jehl and Ross M. Jessup (b) in 2022, Charles D. Jehl, Cecilia Camarillo, Matthew R. Roe, Matthew S. Stark, and Ross M. Jessup, and (c) in 2023, Charles D. Jehl, Thinh Nguyen, Matthew R. Roe, and Matthew S. Stark.

(4)	Total Stockholder Return and Peer Group Total Stockholder Return assume $100 invested on June 10, 2020, the day the Company became a public company as a result of the Business Combination.
(5)
For purposes of this disclosure, our peer group in 2023 consisted of nine companies, including Green Dot Corporation, Jack Henry & Associates, Inc., LendingClub Corporation, Pagaya Technologies Ltd., Paymentus Holdings, Inc., Q2 Holdings, Inc., Repay Holdings Corporation, SoFi Technologies, Inc. and Upstart Holdings, Inc. (the “2023 Peer Group”). The 2023 Peer Group is consistent with the peer group used in Item 5 of our Annual Report on Form
10-K
for the year ended December 31, 2022 and our Annual Report on Form
10-K
for the year ended December 31, 2023.

(6)
Adjusted EBITDA is the measure we believe represents the most important financial performance metric not otherwise presented in the table above that we use to link Compensation Actually Paid to our NEOs to our Company’s performance.

50

Table of Contents
Executive Compensation

Relationship between Pay and Performance
Below are graphs showing the relationship of Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO
NEOs in 2023, 2022, 2021 and 2020 to (1) the TSR of each of the Company and the 2023 Peer Group, (2) our net income and (3) adjusted EBITDA.

2024 Proxy Statement	51

Table of Contents
Executive Compensation

Listed below are the financial and
non-financial
performance measures which in our assessment represent the most important financial performance measures we use to link Compensation Actually Paid to our NEOs, for 2023, to company performance:

MEASURE	NATURE	EXPLANATION

Adjusted EBITDA	Financial measure	Non-GAAP financial measure defined as GAAP net income excluding interest expense, income taxes, depreciation and amortization expense of property and equipment, and share-based compensation expense.

Certified Loans	Non-financial measure	The number of certified loans generated by the Company in 2023.

Total Revenue	Financial measure	Total revenue in 2023.

Cash EBITDA	Financial measure
Non-GAAP
financial measured defined as net income,
plus
(i) interest expense, (ii) taxes and tax receivable agreement payments, (iii) depreciation and amortization expense, (iv) cash collections related to revenue, (v) any net asset writedowns related to revenue, and
(vi) non-operational
exceptional expenses;
minus
(1) interest income, (2) revenue, (3) any net asset markups related to revenue, and
(4) non-operational
exceptional income.

52

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of March 28, 2024 by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and contingent restricted stock units that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and contingent restricted stock units currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 119,151,161 shares of Company common stock outstanding as of March 28, 2024.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	SHARES OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING%

Greater than 5% Stockholders:

Wasatch Advisors, Inc.(2)	15,547,949	13.0%

T. Rowe Price Associates, Inc.(3)	10,705,325	9.0%

The Vanguard Group(4)	9,474,464	8.0%

Bregal Sagemount I, LP(5)	7,564,566	6.3%

Nebula Holdings, LLC(6)	7,545,144	6.3%

BlackRock, Inc.(7)	7,333,212	6.2%

Working Capital Advisors (UK) Ltd.(8)	7,088,535	5.9%

Named Executive Officers and Directors:

Blair J. Greenberg(5)	7,564,566	6.3%

Gene Yoon(5)	7,564,566	6.3%

Thomas K. Hegge(6)	7,545,462	6.3%

Adam H. Clammer(6)	7,545,144	6.3%

John J. Flynn(9)	2,301,262	1.9%

Keith A. Jezek(10)	429,615	*

Charles D. Jehl(11)	211,172	*

Matthew R. Roe(12)	135,845	*

Jessica Buss(13)	36,520	*

Eric A. Feldstein(14)	22,701	*

Matthew S. Stark	28,160	*

Shubhi Rao(15)	18,351	*

Thinh Nguyen	9,780	*

All current directors and executive officers as a group (15 persons)	17,946,143	15.0%

2024 Proxy Statement	53

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of these stockholders is c/o Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, TX 78746.
(2)

Based exclusively on a Schedule 13G/A filed by Wasatch Advisors, Inc. on February 9, 2024. The filer claimed sole power to vote or direct the vote of 15,547,949 shares and sole power to dispose or direct the disposition of 15,547,949 shares. Wasatch Advisors, Inc.’s address is 505 Wakara Way, Salt Lake City, UT 84108.

(3)

Based exclusively on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. and T. Rowe Price Mid-Cap Value Fund, Inc. on February 14, 2024. T. Rowe Price Associates, Inc. claimed sole power to vote or direct the vote of 4,381,853 shares and sole power to dispose or direct the disposition of 10,705,325 shares; and T. Rowe Price Mid-Cap Value Fund, Inc. claimed sole power to vote or direct the vote of 6,127,061 shares. T. Rowe Price Associates, Inc.’s address is 100 E. Pratt Street, Baltimore, MD 21202.

(4)

Based exclusively on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The filer claimed shared power to vote or direct the vote of 172,516 shares, sole power to dispose or direct the disposition of 9,210,328 shares, and shared power to dispose or direct the disposition of 264,136 shares. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Bregal Sagemount I, L.P., is the record holder of 7,564,566 shares. Gene Yoon is the Managing Partner, and Blair Greenberg is a Partner, of Bregal Investments, Inc., which is the registered investment advisor of Bregal Sagemount I, L.P. As such, they may be deemed to have or share beneficial ownership of the common stock held directly by Bregal Sagemount I, L.P. and Bregal Investments, Inc. The business address of Bregal Sagemount I, L.P. is Second Floor, Windward House, La Route De La Liberation, St. Helier, Jersey, Y9, JE2 BQ, Channel Islands. The business address of Bregal Investments, Inc. is 277 Park Avenue, 29th Floor New York, NY 10172.

(6)

Nebula Holdings, LLC is the record holder of 7,545,144 shares reported herein. True Wind Capital, L.P. is the managing member of Nebula Holdings, LLC. Mr. Clammer is a managing member, and Mr. Hegge is a director, of True Wind Capital GP, LLC, the General Partner of True Wind Capital, L.P. As such, they may be deemed to have or share beneficial ownership of the common stock held directly by Nebula Holdings, LLC. Mr. Clammer and Mr. Hegge disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Nebula Holdings, LLC is Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

(7)

Based exclusively on a Schedule 13G/A filed by BlackRock, Inc. on January 29, 2024. The filer claimed sole power to vote or direct the vote of 7,220,743 shares and sole power to dispose or direct the disposition of 7,333,212 shares. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.

(8)

Based exclusively on a Schedule 13G/A filed by Working Capital Advisors (UK) Ltd., Working Capital Management Pte. Ltd., and Kenneth Chan on February 13, 2024. Working Capital Advisors (UK) Ltd. claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares, Working Capital Management Pte. Ltd. claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares, and Kenneth Chan claimed shared power to vote or direct the vote of 7,088,535 shares and shared power to dispose or direct the disposition of 7,088,535 shares. Working Capital Advisors (UK) Ltd.’s address is Queripel House, Unit 2, 1 Duke of York Square, London SW3 4LY, United Kingdom.

(9)	Includes 10,162 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.
(10)

Keith A. Jezek terminated employment as our Chief Executive Officer and resigned as a member of our board effective March 22, 2024. Includes 17,188 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.

(11)	Includes 43,282 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.
(12)	Includes 498 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.
(13)	Includes 30,250 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.
(14)	Includes 10,162 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.
(15)	Includes 10,162 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of March 28, 2024.

54

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Delinquent Section 16(a) Reports

Based solely upon a review of the reports and amendments thereto filed with the SEC under Section 16(a), copies of which are required to be furnished to the Company under SEC regulations, during and with respect to fiscal year 2023, no officer, director or person who owns beneficially more than 10% of the Company’s outstanding shares of common stock failed to file such reports on a timely basis with the exception of the following, which were due to administrative oversight:

•	One Form 4 for Keith A. Jezek on October 10, 2023 (which was amended on November 7, 2023), in connection with the vesting of restricted stock units on October 7, 2023.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2023 about the securities authorized for issuance under our equity compensation plan, which consists solely of the 2020 Plan. The Company’s stockholders previously approved the 2020 Plan. The Company has no other equity compensation plans that have not been approved by stockholders.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS(a)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING SECURITIES REFLECTED IN COLUMN(a))(c)

Equity compensation plans approved by stockholders(1)	3,401,973	(1)	$33.56	(2)	20,639,673	(3)

Equity compensation plans not approved by stockholders	—		—		—

Total	3,401,973		$33.56		20,639,673

(1)

Represents the number of underlying shares of common stock associated with outstanding options and RSUs, which includes 140,049 options, 2,820,534 time-based RSUs, and 441,390 performance-based RSUs, respectively, granted under the 2020 Plan.

(2)

Represents weighted-average exercise price of options outstanding under the 2020 Plan. See note (1) above with respect to RSUs granted under the 2020 Plan. The weighted-average exercise price does not take the RSUs into account.

(3)

Consists of the Company’s 2020 Plan. The number of shares reserved for issuance under our 2020 Plan automatically increases on the first day of each fiscal year beginning with the 2021 fiscal year by a number equal to four percent of the shares of common stock outstanding on the final day of the prior calendar year.

2024 Proxy Statement	55

Certain Relationships and Related Person Transactions

Related Person Transactions

The following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•	Open Lending has been or is to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of Open Lending’s directors, executive officers, or holders of more than 5% of Open Lending’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.

Agreements with Stockholders

Investor Rights Agreement

In connection with the closing of Nebula Acquisition Corporation’s merger with Open Lending, LLC (the “Business Combination”), Open Lending entered into an investor rights agreement with the NAC Investors and Company Investors, as defined in schedule 1 to the investor rights agreement.

Agreement with Bregal Sagemount I, L.P.

Bregal Sagemount I, L.P. is the beneficial owner of units in Open Lending. Bregal Investments, Inc. is the investment advisor to Bregal Sagemount I, L.P. Mr. Yoon is a Managing Partner and Mr. Greenberg is a Partner at Bregal Investments, Inc. and both serve on Open Lending’s board of directors on behalf of Bregal Sagemount I, L.P. Pursuant to a Class B Unit Incentive Plan agreement. Bregal Investments, Inc. received 40,000 profit interest units in 2019.

Transition Services Agreement with Mr. Flynn

On October 6, 2022, we entered into a transition services agreement (the “Transition Services Agreement”) with Mr. Flynn, our former Chief Executive Officer and current member of our board, pursuant to which Mr. Flynn will provide transition services to the Company as an independent contractor.

The Transition Services Agreement provides that the term of Mr. Flynn’s services as an independent contractor will commence as of as of October 6, 2022 and end on the earlier of October 6, 2023 and the date that either party terminates the arrangement in accordance with its terms. During the term, Mr. Flynn will (1) assist with the onboarding of Mr. Jezek as the CEO of the Company, (2) assist with the transition of the roles, responsibilities and duties of the chief executive officer of the Company to Mr. Jezek, (3) assist with key client management, and (4) provide any other transition services and support to Mr. Jezek and the Company as mutually agreed by the Board, Mr. Jezek and Mr. Flynn. In consideration for the transition services, the Transition Services Agreement provides that Mr. Flynn will receive a monthly consulting fee of $45,833, will remain eligible to receive the annual cash incentive compensation provided under his employment agreement and based on the attainment of the applicable performance metrics, and, subject to the execution and nonrevocation of a release of claims in favor of the Company, continued participation at no cost in the Company’s healthcare plan through the end of the term and accelerated vesting as of the effective date of the release of Mr. Flynn’s outstanding and unvested time-based Company equity awards that were granted prior to the date of Mr. Flynn’s retirement. The monthly consulting fee will continue to be paid to Mr. Flynn in the event that his service under the Transition Services Agreement is terminated by the Company without cause prior to the conclusion of the term, subject to his execution and nonrevocation of a release of claims in favor of the Company. The Transition Services Agreement further provides that Mr. Flynn’s then outstanding and unvested performance-based Company equity award will remain outstanding following the end of the term on the twelve (12) month anniversary of the date of

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Certain Relationships and Related Person Transactions

the agreement, subject to his continued performance of the transition services through that date or the date of an earlier termination of service by the Company without cause, and will vest or be forfeited based on the attainment of the applicable performance metrics. The foregoing treatment of Mr. Flynn’s performance-based Company equity award is subject to the execution and nonrevocation of a release of claims in favor of the Company and continued compliance with post-termination restrictive covenants.

On July 27, 2023, we amended the Transition Services Agreement to extend the consulting period from October 6, 2022 to December 31, 2024.

On February 28, 2024, Mr. Flynn’s outstanding and unvested performance-based Company equity award vested. Based on the achievement of cumulative revenue and cumulative cash EBITDA performance metrics during the three-year performance period ended December 31, 2023 (as described in “Payout of 2021 Performance-Based RSUs” above), 14,096 performance-based RSUs vested, resulting in Mr. Flynn receiving 14,096 shares of our common stock.

Director Relationships

Certain of our directors serve on Open Lending’s board of directors as representatives of entities which beneficially hold 5% or more of Open Lending’s capital stock.

Policies for Approval of Related Person Transactions

Policies and Procedures for Related Person Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related party transaction.

Review and Approval of Related Person Transactions

We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:

•	The audit committee shall review the material facts of all related person transactions.

•

In reviewing any related person transaction, the committee will take into account, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

•

In connection with its review of any related person transaction, we shall provide the committee with all material information regarding such related person transaction, the interest of the related person and any potential disclosure obligations of ours in connection with such related person transaction.

•	If a related person transaction will be ongoing, the committee may establish guidelines for our management to follow in its ongoing dealings with the related person.

Policy Regarding Derivatives, Short Sales, Hedging or Pledging

The board of directors annually reviews and approves the Company’s policy with regard to insider trading. The Company’s Special Trading Procedures for Insiders prohibits insiders from pledging shares on margin, trading derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time unless such transaction has been approved by the Audit Committee. The Company also prohibits engaging in short sales of the Company’s securities.

2024 Proxy Statement	57

Other Matters

Stockholder Recommendations for Director Nominations for the 2025 Annual Meeting

Our amended and restated bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at the 2025 annual meeting of our stockholders, a stockholder must give written notice to our Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, not later than the close of business on the 90th day, or February 21, 2025, nor earlier than the close of business on the 120th day, or January 22, 2025, prior to the one year anniversary of the preceding year’s annual meeting.

However, our amended and restated bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in a proxy statement relating to the annual meeting and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 under the Exchange Act) and certain additional information.

The advance notice requirements for the 2025 annual meeting are as follows: a stockholder’s notice shall be timely if delivered to our Chief Legal and Compliance Officer and Corporate Secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days, or February 21, 2025, nor more than 120 days, or January 22, 2025, prior to the first anniversary of the date of the annual meeting for the preceding year, May 22, 2024. Our amended and restated bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

In addition to satisfying the provisions in our amended and restated bylaws relating to nominations of director candidates, including the deadline for written notice, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 23, 2025.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s 2025 Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our 2025 proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 12, 2024. Such proposals must be delivered to our Chief Legal and Compliance Officer and Corporate Secretary at Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746.

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Other Matters

Solicitation of Proxies

We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a Notice of Internet Availability of Proxy Materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

2024 Proxy Statement	59

Important Notice Regarding Delivery of Stockholder Documents

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Open Lending Corporation, 1501 S. MoPac Expressway, Suite 450, Austin, Texas 78746, (512) 892-0400, Attention: Chief Legal and Compliance Officer and Corporate Secretary. The Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Chief Legal and Compliance Officer and Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Chief Legal and Compliance Officer and Corporate Secretary.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting that is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

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P.O. BOX 8016, CARY, NC 27512-9903

Scan QR for
digital voting

Open Lending Corporation

For Stockholders of record as of March 28, 2024

Wednesday, May 22, 2024 10:00 AM, Central Time

Annual Meeting to be held live via the Internet - please visit

www.proxydocs.com/LPRO for more details.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 9:00 AM, Central Time, May 22, 2024.

Internet:
www.proxypush.com/LPRO
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote

Phone:
1-866-870-6982
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions

Mail:
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jessica Buss and Matthew S. Stark (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Open Lending Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the Board of Directors recommendation. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Open Lending Corporation Annual Meeting of Stockholders

Please make your marks like this:  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSALS		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1. To elect three Class I directors for a three-year term;
	FOR	WITHHOLD

1.01 Eric A. Feldstein	☐	☐		FOR

1.02 Thomas K. Hegge	☐	☐		FOR

1.03 Gene Yoon	☐	☐		FOR

	FOR	AGAINST	ABSTAIN

2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR

3. To vote to approve on a nonbinding advisory basis the compensation of our named executive officers.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date